UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a -12

PETROS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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November 22, 2021
To Our Stockholders:
On behalf of the Board of Directors (the “Board”) of Petros Pharmaceuticals, Inc. (the “Company,” “Petros,” “our” or “we”), I cordially invite you to attend our 2021 Annual Meeting of Stockholders (the “Annual Meeting”) at 10 a.m. Eastern Time on Wednesday, December 22, 2021. In light of public health concerns regarding the coronavirus (“COVID-19”) outbreak, this year’s Annual Meeting will be held in a virtual-only meeting format at https://register.proxypush.com/ptpi.
Details regarding the meeting, the business to be conducted at the Annual Meeting and information about Petros that you should consider when you vote your shares are described in the accompanying Notice of Annual Meeting of Stockholders, proxy statement (the “Proxy Statement”) and proxy card. Also provided is the Company’s 2020 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2020. We urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. Our proxy statement and the 2020 Annual Report are also available at www.pstvote.com/petros2021.
At the Annual Meeting, five persons will be elected to our Board. In addition, we will ask stockholders to approve a proposed amendment to the Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan, as amended, to increase the aggregate number of shares available for the grant of awards by 1,521,654 shares, to a total of 2,600,000 shares of common stock and to ratify the appointment of EisnerAmper LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2021. The Board recommends the approval of each of these three proposals. Such other business will be transacted as may properly come before the Annual Meeting.
We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, your vote is important. We encourage you to sign and return the enclosed proxy card, or use Internet voting prior to the Annual Meeting, in order for your shares to be represented and voted at the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.
We urge you to read the accompanying Notice and Proxy Statement carefully and vote in accordance with the Board’s recommendations on all proposals.
Thank you for your continued support of Petros Pharmaceuticals, Inc. We look forward to seeing you at the Annual Meeting.
Sincerely,
/s/ John D. Shulman

John D. Shulman,
Executive Chairman of the Board

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS OF
PETROS PHARMACEUTICALS, INC.
November 22, 2021
TIME: 10 a.m. Eastern Time
DATE: December 22, 2021
PLACE: https://register.proxypush.com/ptpi
PURPOSES:
1.
To elect the five directors named in the accompanying Proxy Statement to the Board of Directors of the Company to serve one-year terms expiring in 2022;

2.
To approve a proposed amendment to the Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan, as amended, to increase the aggregate number of shares available for the grant of awards by 1,521,654 shares, to a total of 2,600,000 shares;

3.
To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

4.
To approve, on an advisory basis, the compensation paid to our named executive officers;

5.
To approve, on an advisory basis, of the frequency of future advisory votes on the compensation to be paid to our named executive officers; and

6.
To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1-4 and “FOR” for the option of “every year” for Proposal 5.
WHO MAY VOTE:
Only stockholders of record as of the close of business on November 18, 2021 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting. You will be able to participate in the virtual Annual Meeting online, vote your shares electronically and submit questions during the meeting and stockholders of record may view the list of registered holders entitled to vote at the meeting. You will not be able to attend the Annual Meeting in person.
To virtually attend the Annual Meeting, you must be a stockholder of record or beneficial owner as of the Record Date. You will be able to virtually attend and participate in the Annual Meeting by visiting https://register.proxypush.com/ptpi and entering the control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares.
All stockholders are cordially invited to attend the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable due to the recent COVID-19 pandemic, you may contact Fady Boctor at (973) 242-0005 for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions on your proxy card and submit your proxy by Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting, pursuant to the directions set forth in the proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ John D. Shulman

John D. Shulman,
Executive Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Annual Meeting to be Held on December 22, 2021	2
Cautionary Note Regarding Forward-Looking Statements	3
Important Information About the Annual Meeting and Voting	4
Security Ownership of Certain Beneficial Owners and Management	10
Management and Corporate Governance	12
Certain Relationships and Related Person Transactions	20
Executive Officer and Director Compensation	23
Proposal No. 1 – Election Of Directors	28
Proposal No. 2 – Approval of the Second Amendment to Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan	29
Report of Audit Committee	41
Proposal No. 3 – Independent Registered Public Accounting Firm	42
Proposal No. 4 – Approval, on an Advisory Basis, of the Compensation Paid to Our Named Executive Officers	44
Proposal No. 5 – Approval, on an advisory basis, of the frequency of future advisory votes on the compensation to be paid to our named executive officers	45
Other Matters	46
Stockholder Communications To The Board	46
Stockholder Proposals and Nominations for Director	46
Appendix A	A-1
Appendix B	B-1

i

Petros Pharmaceuticals, Inc.
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036
PROXY STATEMENT FOR THE
PETROS PHARMACEUTICALS, INC.
2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 22, 2021
This Proxy Statement, along with the accompanying notice of the 2021 Annual Meeting, contains information about the 2021 Annual Meeting of Petros Pharmaceuticals, Inc., including any adjournments or postponements thereof. We are holding the Annual Meeting at 10 a.m. Eastern Time, on Wednesday, December 22, 2021, in virtual format at https://register.proxypush.com/ptpi.
In this Proxy Statement, we refer to Petros Pharmaceuticals, Inc. as “Petros,” “the Company,” “we” and “us.”
This Proxy Statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
On or about November 22, 2021, we began sending proxy materials to stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER ANNUAL MEETING
TO BE HELD ON DECEMBER 22, 2021
This Proxy Statement, our Notice of Annual Meeting of Stockholders and our 2020 Annual Report on Form 10-K are available for viewing, printing and downloading at www.pstvote.com/petros2021.
Additionally, you can find a copy of our 2020 Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2020 on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at www.petrospharma.com.
The executive offices of the Company are located at, and the mailing address of the Company is, 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036.
At the 2021 Annual Meeting of Stockholders, the Company expects the following matters to be acted upon:
1.
The election of the five directors named in the accompanying Proxy Statement to the Board of Directors of the Company to serve one-year terms expiring in 2022;

2.
Approval of a proposed amendment to the Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan, as amended, to increase the aggregate number of shares available for the grant of awards by 1,521,654 shares, to a total of 2,600,000 shares;

3.
Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021

4.
Approval, on an advisory basis, the compensation paid to our named executive officers;

5.
Approval, on an advisory basis, of the frequency of future advisory votes on the compensation to be paid to our named executive officers; and

6.
The transaction such other business that is properly presented at the 2021 Annual Meeting of Stockholders and any adjournments or postponements thereof.

The Board unanimously recommends that you vote “For” items 1, 2, 3, and 4, and “FOR” for the option of “every year” for Proposal 5 above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Disclosures in this proxy statement may contain or incorporate by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are based upon management’s assumptions, expectations, projections, intentions and beliefs about future events. Except for historical information, the use of predictive, future-tense or forward-looking words such as “intend,” “plan,” “predict,” “may,” “will,” “project,” “target,” “strategy,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “forecast,” “should” and similar expressions, whether in the negative or affirmative, that reflect our current views with respect to future events and operational, economic and financial performance are intended to identify such forward-looking statements. Such forward-looking statements are only predictions, and actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of risks and uncertainties, including, without limitation, Petros’ ability to execute on its business strategy, including its plans to develop and commercialize its product candidates; Petros’ ability to comply with obligations as a public reporting company; the ability of Petros to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002; the risk that the financial performance of Petros may not be as anticipated by the merger transactions that resulted in the Company’s creation; risks resulting from Petros’ status as an emerging growth company, including that reduced disclosure requirements may make shares of Petros common stock less attractive to investors; risks related to Petros’ history of incurring significant losses; risks related to Petros’ dependence on the commercialization of a single product, Stendra®, and on a single distributor thereof; risks related to the termination of Petros’ commercial supply agreement with Vivus, including the risk that Petros may not be able to obtain sufficient quantities of Stendra® in a timely manner or on commercially viable terms; risks related to Petros’ ability to obtain regulatory approvals for, or market acceptance of, any of its products or product candidates; and the expected or potential impact of the novel coronavirus (“COVID-19”) pandemic, including the emergence of new variants, such as the Delta variant, and the related responses of governments, consumers, customers, suppliers, employees and the Company, on our business, operations, employees, financial condition and results of operations. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are described in the Company’s quarterly reports on Form 10-Q, in “Risk Factor Summary” and in Part I, Item 1A., “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in our other reports filed with the Securities and Exchange Commission (the “SEC”). We advise you to carefully review the reports and documents we file from time to time with the SEC, particularly our annual reports on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K. Petros cautions readers that the forward-looking statements included in, or incorporated by reference into, this proxy statement represent our beliefs, expectations, estimates and assumptions only as of the date hereof and are not intended to give any assurance as to future results. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, Petros cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement.
Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in, or incorporated by reference into, this proxy statement to reflect any new information or future events or circumstances or otherwise, except as required by the federal securities laws.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
The Board of Directors (the “Board”) of Petros Pharmaceuticals, Inc. is soliciting your proxy to vote at the 2021 annual meeting of stockholders to be held on Wednesday, December 22, 2021 at 10 a.m. Eastern Time, virtually at https://register.proxypush.com/ptpi, and any postponement or adjournments of the meeting (the “Annual Meeting”). This proxy statement (this “Proxy Statement”) along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.
We have sent you this Proxy Statement, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (collectively, the “proxy materials”), because you owned shares of the Company’s common stock as of the close of business on November 18, 2021 (the “Record Date”). The Company intends to commence distribution of the proxy materials to stockholders on or about November 22, 2021.
Who Can Vote?
Only stockholders who owned our common stock as of the close of business on November 18, 2021 are entitled to vote at the Annual Meeting. On this Record Date, there were 13,150,215 shares of our common stock outstanding and entitled to vote.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
What is the purpose of the annual meeting?
At the Annual Meeting, stockholders will consider and vote upon the following matters:
Proposal 1:
To elect the five directors named in this Proxy Statement to the Board of Directors of the Company to serve one-year terms expiring in 2022;

Proposal 2:
To approve a proposed amendment to the Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (as amended, the “2020 Plan”), to increase the aggregate number of shares available for the grant of awards by 1,521,654 shares, to a total of 2,600,000 shares;

Proposal 3:
To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021

Proposal 4:
To approve, on an advisory basis, the compensation paid to our named executive officers;

Proposal 5:
To approve, on an advisory basis, the frequency of future advisory votes on the compensation to be paid to our named executive officers; and

To consider and act upon any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
How do I vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for, against or abstain with respect to proposals 1-4. You may vote to choose every one, two or three years or to abstain from voting on the proposal with respect to proposal 5. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Philadelphia Stock Transfer, Inc., or you have stock certificates registered in your name, you may vote:
•
By Internet.   Follow the instructions included on the proxy card to vote by Internet. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 21, 2021.

•
By mail.   You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•
Virtually at the meeting.   You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” (held in the name of a bank, broker, nominee or other holder of record), you will receive instructions from the holder of record. You must follow the instructions provided to you by the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to virtually vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.
How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
•
“FOR” the election of each nominee for director;

•
“FOR” the amendment to increase the number of shares available for the grant of awards under the 2020 Plan;

•
“FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021;

•
“FOR” the approval, on an advisory basis, the compensation paid to our named executive officers; and

•
“FOR” the option of “every year” for the frequency of future advisory votes on the compensation to be paid to our named executive officers.

What happens if additional matters are presented at the Annual Meeting?
If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with their best judgment. At the time this Proxy Statement was first made available, we knew of no matters to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.
May I Change or Revoke My Proxy?
You may change or revoke your proxy at any time before polls close at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•
if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy;

•
by notifying the Company in writing before the Annual Meeting that you have revoked your proxy no later than 5:00 p.m. Eastern Time on December 20, 2021; or

•
by attending the virtual Annual Meeting and voting electronically. Attending the virtual Annual Meeting will not in and of itself revoke a previously submitted proxy.

Your most current vote, whether by Internet, proxy card or at the Annual Meeting is the one that will be counted.
What if I Receive More Than One Proxy Card?
You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 3) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors (Proposal 1), on the amendment to the 2020 Plan (Proposal 2), or on proposals relating to executive compensation (Proposals 4 and 5). Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1, 2, 4, or 5, no votes will be cast on these proposals on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors or on the amendment to the 2020 Plan.
What Constitutes a Quorum for the Annual Meeting?
The presence, by virtual attendance or by proxy, of the holders of a majority in number of the total outstanding stock issued and entitled to vote at the Annual Meeting, is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Assuming the presence of a quorum:
Proposal 1: Elect Directors	Directors are elected by a majority of the votes cast for that director by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions will have the same effect as votes cast AGAINST the election of directors, and broker non-votes will have no effect on the results for the election of directors.

Proposal 2: Approve an Amendment to the 2020 Plan	The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to approve the amendment to the 2020 Plan to increase the number of shares available for the grant of awards. Abstentions will have the same effect as votes cast AGAINST the amendment to the 2020 Plan. Broker non-votes will have no effect on the results for the approval of the amendment to the 2020 Plan.
Proposal 3: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have the same effect as votes cast AGAINST the ratification of the independent registered public accounting firm. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, our Audit Committee of our Board of Directors will reconsider its appointment.
Proposal 4: Approve, on an Advisory Basis, the Compensation Paid to Our Named Executive Officers	The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to approve, on an advisory basis, of the executive compensation. Abstentions will have the same effect as votes cast AGAINST the approval, on an advisory basis, of the executive compensation. Broker non-votes will have no effect on the results for the approval, on an advisory basis, of the executive compensation.
Proposal 5: Approve, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation to be Paid to Our Named Executive Officers	For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers, the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.
Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Philadelphia Stock Transfer, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.
Who counts the votes?
All votes will be tabulated by Philadelphia Stock Transfer, Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish the voting results in a Current Report on Form 8-K (the “Form 8-K”), which we expect to file with the SEC within four business days of the Annual Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.
Do I Have Dissenters’ (Appraisal) Rights?
Appraisal rights are not available to our stockholders with respect to any of the proposals described above to be brought before the Annual Meeting.
When will the next stockholder advisory vote on executive compensation occur?
As further described in “Proposal No. 5 — Approval, on an advisory basis, of the frequency of future advisory votes on the compensation to be paid to our named executive officers.” the Board is asking the Company’s stockholders to vote at the Annual Meeting on a proposal regarding the frequency of the vote on future Say-on-Pay proposals, as required by Section 14A of the Exchange Act. Subject to adoption by the Board of a different frequency for an advisory vote on executive compensation in accordance with the recommendation of the Company’s stockholders pursuant to Proposal 5 or otherwise, the Company currently expects to hold future advisory votes on executive compensation every year, and the next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2022.
What Are the Costs of Soliciting these Proxies?
Our Board is asking for your proxy and we will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
Attending the Annual Meeting
The Annual Meeting will be held at 10 a.m. Eastern Time on Wednesday, December 22, 2021, virtually at https://register.proxypush.com/ptpi. To be admitted to the Annual Meeting, you must enter the control number on your proxy card. You also may vote online and examine our shareholder list during the Annual Meeting by following the instructions provided on the meeting website during the Annual Meeting.
You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting https://register.proxypush.com/ptpi. You will also be able to vote your shares and submit questions electronically at the Annual Meeting during the webcast. During the live Q&A session of the meeting, members of our executive leadership team will answer questions as they come in, as time permits. To ensure the meeting is conducted in a manner that is fair to all stockholders, the chair of the meeting may exercise broad discretion in recognizing stockholders who wish to participate, the order in which questions are answered and the amount of time devoted to any one question. However, we reserve the right to edit or reject questions we deem inappropriate.
The meeting webcast is expected to begin promptly at 10 a.m. Eastern Time on December 22, 2021. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time. If you require technical support, please visit https://register.proxypush.com/ptpi and click on the “Support” link to view answers to commonly asked technical questions. A phone number for technical support will be available on the day of the meeting and will be posted on the “Support” page.
Householding of Annual Disclosure Documents
Pursuant to SEC rules, either us or your bank, broker or other nominee will send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The SEC rules apply to our Annual Reports on Form 10-K, proxy statements and information statements. Once you receive notice from your bank, broker or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Philadelphia Stock Transfer, Inc., by calling their toll free number, 1-866-223-0448.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:
•
If your shares of the Company are registered in your own name, please contact our transfer agent, Philadelphia Stock Transfer, Inc., and inform them of your request by calling them at 1-866-223-0448 or writing them at 2320 Haverford Rd., Suite 230, Ardmore, Pennsylvania 19003.

•
If a bank, broker or other nominee holds your shares of the Company, please contact the bank, broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided on your proxy card.
Who can help answer my questions?
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional material, please feel free to contact Fady Boctor, at (215) 370-6927.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of the Record Date, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise noted, the address for each person named in the table is c/o Petros Pharmaceuticals, Inc., 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Juggernaut Capital Partners III GP, Ltd.(3)	6,769,578	45.63%
Bruce T. Bernstein(4)	57,483	*
Greg Bradley(5)	25,000	*
John Shulman(6)	6,769,578	45.63%
Joshua N. Silverman(7)	163,130	1.23%
Wayne R. Walker(8)	25,000	*
Fady Boctor(9)	107,835	*
Mitch Arnold(10)	16,169	*
Andrew Gesek(11)	25,097	*
Greg Ford(12)	2,925	*
Keith Lavan(13)	976	*
All directors and executive officers as a group	7,189,292	48.79%

*
Less than one percent.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares set forth in the above table.

(2)
A total of 13,150,215 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of the Record Date.

(3)
The shares of common stock are directly held by JCP III SM AIV, L.P. (“JCP III AIV”) and METP Holdings, LLC (“METP”). The shares of common stock directly held by JCP III AIV and METP are also indirectly beneficially owned by: Juggernaut Partners III GP, L.P. (“JCP III GP”), the sole general partner of JCP III AIV and METP; Juggernaut Partners III GP, Ltd. (“JCP III GP Ltd”), the sole general partner of JCP III GP; and John Shulman, the sole director of JCP III GP Ltd (JCP III GP, JCP III GP Ltd and Mr. Shulman, together the “Indirect JCP Reporting Persons”). Mr. Shulman is also a Director of Petros. The address of each of the parties herein is 5301 Wisconsin Avenue NW, Suite 570, Washington, DC 20015.

Each of the Indirect JCP Reporting Persons disclaims beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the common stock held directly by JCP III AIV in which the Indirect Reporting Persons have no pecuniary interest.
Amount includes (1) 5,044,123 shares of common stock held by JCP III AIV, (2) 13,648 shares of common stock held by METP, (3) 1,661,807 shares underlying warrants held by JCP III AIV that were exercisable as of the Record Date or will be exercisable within 60 days thereafter, (4) 25,000 shares of common stock held directly by Mr. Shulman, and (5) 25,000 shares underlying stock options held by Mr. Shulman that were vested as of the Record Date or will vest within 60 days thereafter.

(4)
Amount includes (1) 313 shares of common stock and (2) 57,170 shares underlying stock options held by Mr. Bernstein that were vested as of the Record Date or will vest within 60 days thereafter.

(5)
Amount consists of 25,000 shares underlying stock options held by Mr. Bradley that were vested as of the Record Date or will vest within 60 days thereafter.

(6)
John Shulman is the sole shareholder and director of JCP III GP Ltd. Refer to note 3 for further information. Mr. Shulman’s address is 5301 Wisconsin Avenue NW, Suite 570, Washington, DC 20015.

(7)
Amount includes (1) 20,000 shares of common stock and (2) 143,130 shares underlying stock options held by Mr. Silverman that were vested as of the Record Date or will vest within 60 days thereafter.

(8)
Amount consists of 107,835 shares underlying stock options held by Mr. Boctor that were vested as of the Record Date or will vest within 60 days thereafter.

(9)
Amount consists of 25,000 shares underlying stock options held by Mr. Walker that were vested as of the Record Date or will vest within 60 days thereafter.

(10)
Amount includes: (1) 1,169 shares of common stock held directly and (2) 15,000 shares underlying stock options held by Mr. Arnold that were vested as of the Record Date or will vest within 60 days thereafter.

(11)
Amount includes (1) 97 shares of common stock held directed and (2) 25,000 shares underlying stock options held by Mr. Gesek that were vested as of the Record Date or will vest within 60 days thereafter.

(12)
Amount consists of 2,295 shares of common stock held by Mr. Ford.

Mr. Ford served as Chief Executive Officer until July 14, 2020.
(13)
Amount consists of 976 shares of common stock held by Mr. Lavan.

Mr. Lavan served as Chief Financial Officer until December 24, 2020.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our Board of Directors currently consists of five members (each, a “Director”): John D. Shulman, Joshua N. Silverman, Bruce T. Bernstein, Gregory Bradley and Wayne R. Walker. Under the amended and restated by-laws of the Company (the “By-Laws”), the number of Directors is fixed from time to time by resolution of the Board or the stockholders at an annual meeting of the stockholders, and Directors serve until the next annual election and their successors are duly elected and qualified, or until their earlier resignation, removal or death.
Below is a list of the names, ages and positions of the individuals who currently serve as our Directors and are Director nominees to be elected at the Annual Meeting.
Name	Age	Position
John D. Shulman	58	Executive Chairman of the Board
Joshua N. Silverman	51	Vice Chairman of the Board
Bruce T. Bernstein	57	Director
Gregory Bradley	61	Director
Wayne R. Walker	62	Director
Director Biographies
Information concerning our Director nominees is set forth below. The biographical description of each Director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a Director.
John D. Shulman — Mr. Shulman joined Petros as Executive Chairman of the Board in 2020. Mr. Shulman founded Juggernaut Capital Partners, LLP in 2009 and leads its Investment Committee. He has over 25 years of experience with private investments, primarily into the consumer, pharmaceutical and business services sectors. Previously, Mr. Shulman was a Managing Director from 2001 to 2009 at Allied Capital Corporation, where he was a member of the Management and Investment Committees. He sits on the following Boards of Directors or Managers: Amerex Group, Ceuta Group, Foundation Consumer Healthcare, Integrated Beverage Group, Puori ApS, VOSS of Norway AS, and ZOA Energy, LLC. Mr. Shulman received a B.S. in Finance from the University of Virginia. Mr. Shulman’s financial, leadership, and operational expertise enable him to contribute valuable insights into strategic governance, operations and planning for the Company.
Joshua N. Silverman — Mr. Silverman joined Petros as Vice Chairman of the Board in 2020. He is currently the Co-Founder and Managing Member of Parkfield Funding LLC, a member of the Board of Directors of Petros, and is a former Principal and Managing Partner of Iroquois Capital Management, LLC (“Iroquois”). Mr. Silverman served as Co-Chief Investment Officer of Iroquois from 2003 until July 2016. From 2000 to 2003, Mr. Silverman served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of The United States. Mr. Silverman received his B.A. from Lehigh University in 1992. In the past five years, Mr. Silverman serves or has served on the boards of directors of Ayro Inc., Akers Bioscience, Inc., Marker Therapeutics, Inc., MGT Capital Investments Inc., National Holdings Corporation, MyMD Pharmaceuticals, Inc., Neurotrope, Inc., Protagenic Therapeutics, Inc., Synaptogenix, Inc. and TapImmune, Inc. Mr. Silverman’s financial, leadership, and operational expertise enable him to contribute valuable insights into strategic governance, operations and planning for the Company.
Bruce T. Bernstein — Mr. Bernstein joined Petros as a Director in 2020. Mr. Bernstein was a member of the Board of Neurotrope from 2016 to 2020 and is currently on the Board of Synaptogenix, Inc., the operating subsidiary of Neurotrope, which was spun off from Neurotrope in December 2020. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein has served as President of Rockmore Capital, LLC since 2006, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein also serves as a member of the Board of Directors of XpresSpa Holdings, the leading airport spa company in the world, based in New York. Mr. Bernstein is also a member of the board of Summit Digital Health, a laser-based blood glucose monitor distributor, based in New Jersey. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch). Mr. Bernstein’s banking, accounting and finance expertise enable him to contribute valuable insights into accounting and financial matters for the Company.
Gregory Bradley — Mr. Bradley joined Petros as a Director in 2020. Mr. Bradley is the President and CEO of Foundation Consumer Healthcare (“FCH”), which is a fast growing over the counter (“OTC”) consumer healthcare company with iconic brands including important emergency contraception solutions like Plan B One-Step and Take Action. Plan B and Take Action are the #1 and #2 selling OTC SKUs in the entire US market. Prior to creating FCH in 2014 in partnership with Juggernaut Capital Partners, Greg had 32 years of experience in the pharmaceutical and consumer packaged goods industries, including his role as Head of the US Operating Team for GlaxoSmithKline Consumer Healthcare until 2011, and CEO of Advantage Consumer Healthcare from 2011 — 2014. He has extensive experience including sales, marketing, supply chain and general management. Greg has helped create mega brands in the CPG industry in every facet of their development and commercial success. Greg is a magna cum laude graduate of Indiana University of Pennsylvania and serves on multiple industry boards and associations, including his current Executive Committee Board role with the Consumer Healthcare Products Association. Mr. Bradley’s operational expertise enable him to contribute valuable insights into strategic governance, operations and planning for the Company.
Wayne R. Walker — Mr. Walker joined Petros as a Director in 2020. Mr. Walker is the president of Walker Nell Partners, Inc., an international business consulting firm which he founded in 2003 and has been its Managing Partner since 2004. In his role at Walker Nell, he has served on a number of private and public company boards. Mr. Walker has also been an Independent Director at Wrap Technologies, Inc. and the Pitcairn Company since 2018. Before founding Walker Nell, from 1984 to 1998, Mr. Walker worked at the DuPont Company in Wilmington, Delaware in the Securities and Bankruptcy group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. In addition, from 2001 to 2004, Mr. Walker was a partner at Parente Beard, now known as Baker Tilly and Cohn Reznick, LLP from 2015 to 2018. Additionally, from 1995 to 1998, Mr. Walker served as Chairman of the Board of Directors of Habitat for Humanity International, then a $400 million plus global non-profit housing organization spanning 60 countries. Prior to becoming Chairman of the Board of Directors, Mr. Walker held positions of corporate secretary and Chairman of the Executive and Human Resource Committees of the board at Habitat for Humanity International from 1992 to 1995. Mr. Walker holds a Doctor of Jurisprudence (JD) from Catholic University (Washington, D.C.) and a Bachelor of Arts from Loyola University (New Orleans). Mr. Walker’s accounting and operational expertise enable him to contribute valuable insights into operations and accounting for the Company.

Executive Officers
Below is a list of the names, ages, positions and a brief account of the business experience of the individuals who serve as our executive officers.
Name	Age	Position
Fady Boctor, MBA	44	President and Chief Commercial Officer
Mitchell Arnold, MBA	58	Vice President of Finance and Chief Accounting Officer
Andrew Gesek, MBA	51	President, Timm Medical
Executive Officer Biographies
The principal occupation and business experience for at least the past five years for our executive officers is as follows:
Fady Boctor, M.B.A. — Mr. Boctor has served as President and Chief Commercial Officer of Petros since 2020. Mr. Boctor has over 20 years of experience in the pharmaceutical industry, across a wide array of functions including brand and portfolio marketing, sales channel optimization, product portfolio strategy development and new product launches. Mr. Boctor has driven significant revenue growth for mainstream men’s health product lines, rare/orphan disease therapeutics, and substance abuse rescue modalities. Mr. Boctor previously served as Vice President of Marketing at Metuchen Pharmaceuticals, a position he held since March 2019. From May 2017 to March 2019, Mr. Boctor served as Director of Marketing for Adapt Pharma, Inc. Prior to joining Adapt Pharma, Inc., Mr. Boctor held various roles at Endo International plc from Mar 2010 to May 2017, most recently holding the position of Senior Brand/Marketing Manager. Mr. Boctor holds a B.A. in International Relations from Hamline University, a Masters in Diplomacy from Norwich University and an M.B.A. from the University of Manchester Business School.
Mitchell Arnold, M.B.A. — Mitchell Arnold has served as the Vice President of Finance and Chief Accounting Officer of Petros since 2021. Mr. Arnold has served as Vice President of Finance of the Company since 2019. Mr. Arnold brings to the Company over 30 years of experience in organizational leadership in finance and accounting roles at both public and private companies, where he was successful in improving financial performance, cash flows, accounting processes, SOX compliance and ERP systems. Prior to joining the Company, from 2011 to 2018, Mr. Arnold served as Vice President of Financial Accounting at Akrimax Pharmaceuticals, LLC where he provided strategic guidance of accounting and finance, treasury management, risk management and insurance, information technology and facilities management. Mr. Arnold holds a Master of Business Administration degree in Finance from Temple University and a Bachelor of Science degree in Accounting from Pennsylvania State University.
Andrew Gesek, M.B.A. — Mr. Gesek serves as the President of Timm Medical, a position he has held since January 2016. Mr. Gesek brings over twenty years of diverse commercial and financial experience to the table. Prior to taking on the role at Timm Medical, Mr. Gesek served from October 2009 to December 2015 as Vice President, Commercial Operations and Business Strategy & General Manager, Established Brands Portfolio for Endo International plc, where he worked closely with the President of the Branded Pharmaceuticals business to set, measure and refine the strategy for the business unit while leading a team of 20 people who provided operational support to the business. From October 2009 to December 2015, Mr. Gesek held the position of Senior Director, Business Strategy & New Product Planning at Endo International plc. After starting his career in finance at Janssen Pharmaceutica, Mr. Gesek transitioned to pharmaceutical sales and over the course of twenty years has worked in areas including: Finance, Sales, Sales Operations, Forecasting, Valuation Commercial Analytics, Business Development and Corporate Strategy in companies including Janssen, Novartis International AG, Pharmacia & Upjohn, Wyeth, LLC, Pfizer Inc., and British Technology Group International. Mr. Gesek holds a B.S. in Accounting and Finance from Drexel University and an M.B.A. from the Wharton School of Business.
There is no arrangement or understanding between any of the directors or officers identified above and any other person pursuant to which he was selected as a director or officer. None of the directors or officers identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in Certain Relationships and Related Party Transactions below.
Involvement in Certain Legal Proceedings
None of our directors or executive officers has been involved in any of the following events during the past ten years:
•
any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•
any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Director Independence
Our Board has reviewed the materiality of any relationship that each of our Directors and Director nominees has with Petros, either directly or indirectly. Based upon this review, our Board has determined that the following Directors and Director nominees are “independent directors” as defined by The Nasdaq Stock Market (“Nasdaq”):
Joshua N. Silverman
Bruce T. Bernstein
Gregory Bradley
Wayne R. Walker
Board Committees and Meetings
During the fiscal year ended December 31, 2020, after the consummation of the transactions resulting in the Company becoming an independent publicly-reporting company on December 1, 2020, there were no meetings of our Board of Directors, and the various committees of the Board of Directors had no meetings. The Board has adopted a policy under which each member of the Board is encouraged to attend each annual meeting of our stockholders.
Our Board has established three standing committees of the Board, each of which is composed solely of independent directors:
•
The Audit Committee consists of Mr. Bernstein, as Chairman, Mr. Silverman and Mr. Walker.

•
The Compensation Committee consists of Mr. Silverman, as Chairman, Mr. Bernstein and Mr. Walker.

•
The Nominating and Corporate Governance Committee consists of Mr. Walker, as Chairman, Mr. Bernstein and Mr. Bradley.

Each of the committees has a written charter adopted by the Board; a current copy of each such charter is available in the “Investors & Press” section on our website at http://www.petrospharma.com/investors.
Audit Committee
Our Audit Committee provides oversight of our accounting and financial reporting process, the audit of our financial statements and our internal control function. Among other matters, the Audit Committee is responsible for the following:

•
appointment, compensation, and oversight the independent auditor’s services to the Company;

•
reviewing the scope of the annual audit and non-audit services of the independent auditor and reviewing and discussing with management and the independent auditor the results of the annual audit and the review of our quarterly financial statements, including the disclosures in our annual and quarterly reports filed with the SEC;

•
evaluating the independence of the independent auditors;

•
evaluating and discussing with management the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures;

•
reviewing our risk assessment and risk management processes; and

•
establishing procedures for receiving, retaining and investigating complaints received by us regarding accounting, internal accounting controls or audit matters.

All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Bernstein is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq. All of the members of our Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
The Audit Committee was established on December 1, 2020 and held no meetings in 2020. The Board has determined that each member of the Compensation Committee is an independent director in accordance with Nasdaq rules and applicable federal securities laws and regulations.
Compensation Committee
The Compensation Committee, among other things, (i) oversees the Company’s compensation plans and practices with respect to the Company’s executive officers and directors, (ii) evaluates the performance of the executive officers of the Company, and (iii) administers the Company’s stock and incentive compensation plans and recommends changes in such plans to the Board as needed.
The Compensation Committee was established on December 1, 2020 and held no meetings in 2020. The Board has determined that each member of the Compensation Committee is an independent director in accordance with Nasdaq rules and applicable federal securities laws and regulations.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee assists the Board in, among other things, (i) identifying individuals qualified to become members of the Board with the goal of ensuring that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds, (ii) recommending that the Board select director nominees for election to the Board at the next annual meeting of stockholders or to fill any vacancy that occurs on the Board or any Board Committee, (iii) reviewing management development and succession plans for the executive officers and their direct reports, (iv) overseeing the annual self-evaluations of the Board, (v) developing and maintaining the Company’s corporate governance policies and practices, including identifying best practices, and (vi) reviewing and reassessing the Nominating and Corporate Governance Committee charter.
The Nominating and Corporate Governance Committee was established on December 19, 2020 and held no meetings in 2020. The Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with Nasdaq rules and applicable federal securities laws and regulations.
Nomination and Election of Directors
The Nominating and Corporate Governance Committee identifies and recommends to the Board the requisite skills and characteristics of individuals qualified to serve as members of the Board and recommends to the Board the director nominees for each annual meeting of shareholders. Both the Nominating and Corporate Governance Committee and the Board seek the talents and backgrounds that would be most helpful to Petros in selecting director nominees. The Board believes diversity of background provides for a variety of points of view, improves the quality of dialogue, and contributes to a more effective decision-making process. The Board also monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
The Nominating and Corporate Governance Committee has adopted a formal policy regarding stockholder recommendations of director nominees, available in the “Investors & Press” section on our website at http://www.petrospharma.com/investors. The Nominating and Corporate Governance Committee considers any timely submitted and qualified director candidates recommended by any security holder entitled to vote in an election of Directors. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee must do so by delivering a written recommendation to the Nominating and Corporation Governance Committee c/o Petros Pharmaceuticals, Inc., 1185 Avenue of the Americas, Third Floor, New York, New York 10036. The submission mush set forth: (1) the name and address of the stockholder on whose behalf the submission is made; (2) the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the submission; (3) the name and address of the proposed candidate; and (4) the resume of the proposed candidate. The Nominating and Corporate Governance Committee evaluates all potential director nominees using the same criteria, regardless of the source of the nominee. Consistent with our core values and beliefs, our Board appreciates the value of diversity in all aspects of the Company, including at the Board level.
Pursuant to our By-Laws, nominations of persons for election to the Board at an annual meeting or at any special meeting of stockholders for the purpose of electing directors may be made by or at the direction of the Board, by any nominating committee or person appointed for such purpose by the Board, or by any stockholder of record entitled to vote for the election of directors at the meeting who complies with the following notice procedures. Such nominations, other than those made by, or at the direction of, or under the authority of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company by a stockholder of record at such time. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 90 nor more than 120 days prior to the one-year anniversary of the date of the annual meeting of the previous year; provided, however, that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders for the purpose of electing directors, not less than ninety (90) nor more than one hundred twenty (120) days prior to such special meeting, provided, however, that in the event that the special meeting is called for on a date that is less than ninety (90) days prior to the special meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which the first public announcement of the date of the special meeting was made or the notice of the special meeting was mailed, whichever first occurs. Such stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company, if any, which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder. The chair of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and the defective nomination will be disregarded.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, officers and directors (including our principal executive officer and principal financial officer and principle accounting officer). Our Code of Ethics is available to security holders in the “Investors & Press” section on our website, http://www.petrospharma.com/investors.
Communications with Directors
The Company has a process for Stockholders who wish to communicate with the Board, including any Board committee, individual director or the Executive Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036. In general, any stockholder communication delivered to our President and Chief Commercial Officer for forwarding to the Board, the Executive Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our President and Chief Commercial Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
Family Relationships
There are no family relationships among our directors or executive officers.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended December 31, 2020, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company’s common stock complied with all Section 16(a) filing requirements during such fiscal year.
Board Leadership Structure and Role in Risk Oversight
The Board is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.
The leadership structure of the Board currently consists of an Executive Chairman of the Board who oversees the Board meetings and a Vice-Chairman of the Board. The Company currently has two different people holding the roles of Executive Chairman of the Board and President (principal executive officer) in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.
Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues.

In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements relating to the Company’s financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to difference areas of our business risks and our risk mitigation practices.
Anti-Hedging and Anti-Pledging Policies
Under our Insider Trading Policy, our employees, including our executive officers and Board members, are prohibited from hedging the risk associated with ownership of shares of our common stock and other securities, as well as from pledging any of our securities as collateral for a loan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Transactions with Related Persons
SEC rules require us to disclose any transaction or currently proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.
Relationship with Juggernaut Partners III GP, L.P.
JCP III SM AIV, L.P. (“JCP III AIV”) and METP Holdings, LLC (“METP”) hold 38.5% of the issued and outstanding shares of common stock of the Company, collectively. Juggernaut Partners III GP, L.P. (“JCP III GP”) is the sole general partner of JCP III AIV and METP and Juggernaut Capital Partners III, L.P (“JCP III”). JCP III GP Ltd is the sole general partner of JCP III GP. John D. Shulman is the sole director of JCP III GP Ltd. Mr. Shulman is also a Company director.
Subordinated Related Party Loans
On September 30, 2016, the Company executed a Subordination Agreement with Hercules, certain related parties, including JCP III SM AIV, L.P., an affiliate of Juggernaut Capital Partners III, L.P. (the “JCP Investor,” and together with the related parties “the Related Holders”), wherein the Related Holders agreed to subordinate outstanding indebtedness of the Company owed to the Related Holders (“Sub Debt”) to the indebtedness owed under the Loan Agreement. On November 22, 2017, the Company and the Related Holders entered into an Amended and Restated Subordination Agreement (the “Amended Agreement”). Under the terms of the Amended Agreement, the principal balance of the Sub Debt was increased to $30,579,496. The cash interest rate of the amended sub debt was 12%. Additional PIK interest was 8% payable on the maturity date.
On December 10, 2018, JCP III CI AIV, L.P., an affiliate of the JCP Investor, acquired from Krivulka Family LLC (“Krivulka”) all of Krivulka’s ownership interest in Metuchen Therapeutics, LLC (“MT”), a holding company that owned 55% of Metuchen, giving the JCP Investor a controlling interest in Metuchen (such transaction, the “JCP Acquisition”). As part of the acquisition accounting for the JCP Acquisition, the outstanding Sub Debt was determined to have a fair value that was less than its carrying value. The fair value of the subordinated related party term loans was $22,250,746 at December 10, 2018. A debt discount of $15,506,463 was recognized and was being amortized to interest expense over the term of the debt using the effective interest method.
On December 10, 2018, the Company signed a subordinated promissory note for an additional $4,750,000 of Sub Debt from the JCP Investor. The principal, along with PIK interest at an annual rate of 25%, was due on April 2, 2021.
On September 16, 2019, the Company entered into the Exchange Agreement, pursuant to which the Company issued 1,373,820.51 Preferred Units and 2,434,551.28 Common Units at a fair market value of $46,617,232.32 to the Related Parties in exchange for the full satisfaction and termination of the subordinated related party term loan. Pursuant to the Exchange Agreement, affiliates of JCP III received 1,129,497.00 Preferred Units and 2,001,584.89 Common Units.
Subordinated Promissory Notes
From January 31, 2020 through October 1, 2020, the Company entered into various Subordinated Promissory Notes with JCP III AIV in the aggregate principal amount of $15.5 million. The maturity date of each Subordinated Promissory Note was April 2, 2021. Each Subordinated Promissory Note carried PIK interest at an annual rate of 20%. The Subordinated Promissory Notes’ aggregate principal balance and accrued PIK interest was converted into 1,762,913.30 Common Units of Metuchen, which were then converted into shares of the Company’s common stock upon the consummation of the merger transactions involving the Company (the “Mergers”) on December 1, 2020, and the Subordinated Promissory Notes were terminated.
Escrow Agreement
Effective September 30, 2020, the Company and Hercules entered into the Third Amendment to Loan and Security Agreement (“Third Amendment”) to provide for interest only payments commencing on October 1, 2020 and continuing through December 22, 2020 unless the Company raised net cash proceeds of at least $25 million through an equity or debt financing or other transaction on or before December 21, 2020. The Third Amendment also amended the minimum cash, minimum net revenue and minimum EBITDA financial covenants. On that same date, Juggernaut Capital Partners III, L.P., Hercules and Wells Fargo Bank, N.A. entered into an escrow agreement (the “Escrow Agreement”) to escrow certain funds in an aggregate amount equal to certain principal payments owed under the Loan Agreement, as amended. In connection with the consummation of the Mergers, the funds held in escrow were disbursed back to Juggernaut Capital Partners III, L.P. and the Escrow Agreement was terminated.
Backstop Agreement
In connection with the entry into the Merger Agreement, dated as of May 17, 2020, by and between Neurotrope, a Nevada corporation, the Company, and the other parties thereto (as amended, the “Merger Agreement”), Neurotrope and the JCP Investor entered into a Backstop Agreement pursuant to which the JCP Investor agreed to contribute to Metuchen at the closing of the mergers contemplated by the Merger Agreement an amount equal to the Working Capital Shortfall Amount (as defined in the Merger Agreement), if any, as determined in accordance with Section 1.8 of the Merger Agreement, up to an aggregate amount not to exceed $6,000,000 (the “Commitment Cap”). Following the Closing and until the one-year anniversary of the Closing (the “Anniversary Date”), the JCP Investor agreed to contribute, or cause an affiliate to contribute, to Petros an amount equal to the Commitment Cap less the Working Capital Shortfall Amount (the “Post-Closing Commitment”) on the Anniversary Date; provided, however, that, (a) in the event that, at any time between the Closing and the Anniversary Date, the closing price per share of Petros Common Stock on The Nasdaq Capital Market or any other securities exchanges on which the Petros Common Stock is then traded equals or exceeds $10.875 for a period of ten (10) consecutive trading days, then the Post-Closing Commitment shall be reduced by fifty percent (50%) and (b) in the event that, at any time between the Closing and the Anniversary Date, the closing price per share of Petros Common Stock on The Nasdaq Capital Market or any other securities exchanges on which the Petros Common Stock is then traded equals or exceeds $12.6875 for a period of ten (10) consecutive trading days, then the Post-Closing Commitment shall be $0. Pursuant to the Backstop Agreement and upon closing of the Mergers, Juggernaut paid the Company $2.6 million for the Working Capital Shortfall Amount.
Registration Rights Agreement
In connection with the closing of the Mergers, on December 1, 2020, Petros to entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with JCP III AIV and its affiliates who hold Petros capital stock (the “Juggernaut Holders”). Under the Registration Rights Agreement, the Juggernaut Holders can demand that Petros files a registration statement or request that their shares be included on a registration statement that Petros is otherwise filing, in either case, registering the resale of their shares of common stock. These registration rights are subject to conditions and limitations.
Demand Registration Rights
Upon the election of the Juggernaut Holdings, the Company is obligated to file a shelf registration statement under Rule 415 of the Securities Act covering the resale of all the shares of Petros capital stock held by the Juggernaut Holders and to use commercially reasonable efforts to have such shelf registration statement declared effective. Following the 9 month anniversary of the date of the Registration Rights Agreement, Juggernaut Holders of at least $10.0 million worth of Petros’s registrable securities shall have the right to sell all or part of its registrable shares of Petros capital stock by delivering a written request to the Company for an underwritten offering. In the event a shelf registration statement has been declared effective and is unavailable, Juggernaut Holders of at least $10.0 million worth of Petros’s registrable securities shall have the right to require the Company to effect a long-form registration statement. In no event will the Registration Rights Agreement require the Company to file more than two long-form registration statements or require the Company to cause a long-form registration statement to be declared effective within a period of 90 days after the effective date of any other registration statement, other than a Form S-4 or Form S-8 or comparable form.
Piggyback Registration Rights
If the Company proposes to file a registration statement under the Securities Act for the purposes of registering Petros securities, other than a registration statement on Form S-4 or Form S-8 or any similar successor forms thereto, the Juggernaut Holders are entitled to receive notice of such registration and to request that the Company includes their registrable securities for resale in the registration statement.
Expenses of Registration
The Company will pay all registration expenses, other than underwriting discounts and commissions, related to any demand or piggyback registration. The Registration Rights Agreement contains customary cross-indemnification provisions, pursuant to which the Company is obligated to indemnify the selling Juggernaut Holders, in the event of misstatements or omissions in the registration statement attributable to the Company except in the event of fraud, and the selling Juggernaut Holders are obligated to indemnify Petros for misstatements or omissions attributable to them.
Expiration of Registration Rights
The registration rights will terminate five years from the date of the Registration Rights agreement.
Consulting Agreement with Tania King
On April 1, 2021, the Company entered into a consulting agreement (the “Consulting Agreement”) with Tania King, an Operating Advisor for Juggernaut Capital Partner, L.P (“JCP”). JCP is the ultimate parent company of JCP III GP Ltd., and Mr. Shulman is the Managing Partner of JCP. Pursuant to the Consulting Agreement, in exchange for consulting and advisory services, the Company paid to Ms. King an initial payment of $12,000 and granted Ms. King restricted stock units with a cash value of $72,000 as of the date of grant, which restricted stock units vest on the one-year anniversary of entry into the Consulting Agreement, unless the Consulting Agreement is terminated prior to such time. Additionally, the Company will pay to Ms. King a monthly fee of $4,000.
October 2021 Financing
On October 13, 2021, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with JCP III AIV and certain other accredited and institutional investors. Pursuant to the Purchase Agreement, the Company agreed to sell in a registered direct offering (the “Registered Direct Offering”) 1,661,807 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) to JCP III AIV at an offering price of $1.715 per share and associated Investor Warrant (as defined below). Pursuant to the Purchase Agreement, in a concurrent private placement (together with the Registered Direct Offering, the “Offerings”), the Company also agreed to sell to JCP III AIV unregistered warrants (the “Investor Warrants”) to purchase up to an aggregate of 1,661,807 shares of Common Stock, representing 100% of the shares of Common Stock to be purchased in the Registered Direct Offering (the “Warrant Shares”). The Investor Warrants are exercisable at an exercise price of $1.715 per share, are exercisable immediately upon issuance and have a term of exercise equal to five years from the date of issuance. The Offerings closed on October 18, 2021.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
The Board is responsible for evaluating and approving the compensation of executive officers. The major elements of Petros’ compensation program include:
•
base salary;

•
cash bonus incentive opportunities tied to Petros’ performance and certain employment agreements;

•
retirement benefits through a qualified defined contribution scheme (such as a 401(k) plan in the United States); and

•
other benefit programs generally available to all U.S. and non-U.S. employees that are customary and appropriate for the country in which the employee is operating.

Petros’ compensation objectives:
	Description	Performance/ Job Considerations	Primary Objectives
Base Salary	Fixed cash amount.	Increases based upon individual performance against goals, objectives and job criteria such as executive qualifications, responsibilities, role criticality, potential and market value.	Recruit qualified executives or personnel. Retention of personnel.
Cash Incentive Opportunity	Short-term incentive, annual bonus opportunities.	Amount of actual payment based on achievement of corporate financial goals, key strategic and operating objectives.	Promote achievement of short-term financial goals and strategic and operating objectives.
Retirement and Welfare Benefits	401(k) plan, health and insurance benefits.	None, benefits offered to broad workforce.	Recruit qualified employees.
Petros provides base salary based on the executive officers’ individual responsibilities and performance. Petros offers bonus opportunities to certain executive officers and employees based primarily on company performance. See “Employment Agreements” below. Petros’ compensation decisions and salary adjustments are generally evaluated on a calendar year basis.
The Compensation Committee of the Board is responsible for determining executive compensation.
Summary Compensation Table
The following table shows compensation awarded to, paid to or earned by, the Company’s principal executive officer and principal accounting officer and Petros’ two other most highly compensated executive officers during the fiscal years ended December 31, 2020 and 2019. (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Fady Boctor	2020	275,725	125,000	—	67,125	467,850
President and Chief Commercial Officer	2019	208,333	50,000	—	81,412	339,745
Mitchell Arnold	2020	236,250	50,000	—	68,384	354,634
Vice President of Finance and Chief Accounting Officer
Andrew Gesek	2020	270,000	75,000	—	62,423	407,423
President, TIMM Medical	2019	300,000	—	234,688	70,250	604,937
Greg Ford(4)	2020	186,630	—	—	66,070	252,700
Chief Executive Officer	2019	367,744	—	—	82,655	450,399
Keith Lavan(5)	2020	316,856	50,000	—	95,602	462,458
Chief Financial Officer	2019	335,297	—	—	78,005	413,302

(1)
Reflects a $50,000 signing bonus paid to Mr. Boctor upon being hired by the Company in 2019 and a $125,000 bonus paid to Mr. Boctor upon becoming the President and Chief Commercial Officer in 2020. See “Employment Agreements” below. Reflects a $50,000 bonus paid to Mr. Arnold in 2020. Reflects $75,000 bonus paid to Mr. Gesek for extending his term of employment in 2020. Reflects a $50,000 retention bonus paid to Mr. Lavan in 2020.

(2)
Reflects performance-based cash bonuses awarded to Mr. Gesek pursuant to the terms of his employment agreement, including a $75,000 deferred signing bonus and a $159,688 bonus in connection with the sale of Timm Medical Technologies received in 2019. See “Employment Agreements” below.

(3)
Amounts in this column reflect 401(k) contributions, insurance premiums (life, long term disability, short term disability, health and dental), and, for Mr. Ford, Mr. Lavan, and Mr. Arnold, car allowances, and, for Mr. Ford and Mr. Lavan, accrued vacation pay and represents for 2020: for Mr. Boctor, $14,233 for contributions under Metuchen’s 401(k) plan and $52,892 of insurance premiums; for Mr. Arnold, $14,064 for contributions under Metuchen’s 401(k) plan, $52,820 of insurance premiums, and $1,500 as a car allowance; and for Mr. Gesek, $9,531 for contributions under Metuchen’s 401(k) plan and $52,892 of insurance premiums; for Mr. Ford, $5,809 for contributions under Metuchen’s 401(k) plan, $52,853 of insurance premiums, $2,250 as a car allowance and $5,158 of accrued vacation pay; and for Mr. Lavan, $14,128 for contributions under Metuchen’s 401(k) plan, $52,892 of insurance premiums, $1,500 as a car allowance and $27,082 of accrued vacation pay. For 2019, this represents: for Mr. Ford, $16,800 for contributions under Metuchen’s 401(k) plan, $58,355 of insurance premiums, and $7,500 as a car allowance; for Mr. Gesek, $11,200 for contributions under Metuchen’s 401(k) plan, $59,050 of insurance premiums; for Mr. Lavan, $14,250 for contributions under Metuchen’s 401(k) plan, $58,755 of insurance premiums, and $5,000 as a car allowance; and for Mr. Boctor, $15,500 for contributions under Metuchen’s 401(k) plan, $58,912 of insurance premiums, and a $7,000 as a car allowance.

(4)
Mr. Ford served as Chief Executive Officer until July 14, 2020.

(5)
Mr. Lavan served as Chief Financial Officer until December 24, 2020.

Employment Agreements
Fady Boctor
On January 24, 2019, the Company provided an offer letter to Mr. Boctor. The offer letter provided for Mr. Boctor’s at-will employment and set forth his initial base salary as $250,000 per annum ($208,333 was paid pro-rata based on his start date of March 1, 2019), a signing bonus of $50,000, eligibility for an annual bonus with a target of 36% of his base salary and additional incentive bonuses, and eligibility to participate in the Company’s benefit plans generally. Mr. Boctor is subject to the Company’s standard confidentiality, non-competition and invention assignment agreement.
On December 11, 2020 and in connection with the commencement of Mr. Fady Boctor’s employment as the President and Chief Commercial Officer of Petros, the Company and Mr. Boctor entered into a Bonus Agreement (the “Bonus Agreement”), pursuant to which Petros agreed to award Mr. Boctor a bonus in the amount of $125,000 payable on December 15, 2020. The Bonus Agreement provides that in the event that Mr. Boctor is not employed by Petros on June 11, 2022, he shall be obligated to repay such amount to Petros, unless his employment was terminated by Petros without “Cause” or by Mr. Boctor for “Good Reason” as such terms are defined in the Bonus Agreement.
Effective as of February 19, 2021, the Company entered into an employment offer letter (the “Employment Offer Letter”) with Mr. Boctor, pursuant to which, Mr. Boctor will serve in an “at-will” capacity, at an initial base salary of $350,000 per annum. Mr. Boctor received a signing bonus in the amount of $250,000 (the “Signing Bonus”), payable in two equal installments of $125,000 each, the first of which was paid to Mr. Boctor in December 2020, and the second of which was paid to Mr. Boctor on May 15, 2021, provided that Mr. Boctor remains employed with the Company on such date. The Employment Offer Letter provides that in the event that Mr. Boctor does not remain employed by Petros on May 1, 2022, he shall be obligated to repay to Petros the Signing Bonus, unless his employment was terminated by Petros without “Cause” or by Mr. Boctor for “Good Reason” as such terms are defined in the Employment Offer Letter. Additionally, commencing in calendar year 2021, Mr. Boctor is eligible to earn an annual cash bonus (the “Annual Bonus”) in respect of each calendar year that ends during the term of his employment, to be earned based on the achievement of performance objectives determined in the discretion of the Compensation Committee. Each Annual Bonus is targeted at 100% of Mr. Boctor’s then-base salary. Mr. Boctor is entitled to participate in all employee benefit plans, policies, programs or privileges made available to similarly situated employees of Petros. The Employment Offer Letter contains customary restrictive covenants and confidentiality obligations and provides that Mr. Boctor will be subject to non-competition and non-solicitation covenants during the term of his employment with Petros and for a period of one-year following Mr. Boctor’s separation from the Company under any circumstances.
In consideration of entering into the Employment Offer Letter, Mr. Boctor was granted an option to purchase up to 215,669 shares of the Company’s Common Stock, par value $0.0001 per share, at an exercise price of $3.74 per share (the “Options”). The Options vested 50% as of February 19, 2021, the date of grant, and the remainder shall vest in equal installments on the first and second anniversary thereof.
Andrew Gesek
On December 10, 2018, the Company entered into an employment agreement with Mr. Gesek, pursuant to which Mr. Gesek served as the Company’s Chief Operating Officer. Under his employment agreement, Mr. Gesek was entitled to an initial annual base salary of $300,000. Additionally, Mr. Gesek was eligible to receive a deferred cash signing bonus of $75,000 on January 15, 2019, an annual performance bonus with a target of up to 35% of his then-current base salary, contingent upon satisfaction of corporate performance goals, a retention bonus of $100,000 contingent upon satisfaction of corporate performance goals and Mr. Gesek’s continued employment with the Company as of the twelve (12) month anniversary of his start date, and an extension bonus of up to $75,000 payable in monthly installments between January and June 2020, contingent upon Mr. Gesek’s continued employment through June 30, 2020. The agreement also provided Mr. Gesek with the opportunity to earn ten percent (10%) of the net proceeds in excess of six million dollars ($6,000,000) of any sale of all or substantially all of Timm Medical Technologies or Pos-T-Vac, LLC or their constituent businesses, and to receive twenty percent (20%) of the gross profits (less direct expenses) of sales for the first twelve (12) months under a contract with the U.S. Department of Veterans Affairs, if he was able to secure such a contract in the first eighteen (18) months of the term of the employment agreement (the “VA Payment”).
Pursuant to Mr. Gesek’s employment agreement, upon termination of his employment without cause or his resignation for good reason (each as defined therein), Mr. Gesek would be entitled to receive (i) his salary, accrued vacation and PTO through the termination date, and (ii) the VA Payment, if he has submitted a bid prior to termination and a contract is entered into within six (6) months of his termination. Mr. Gesek’s employment agreement expired on June 30, 2020 and is no longer in effect except for certain provisions contemplated to survive termination. As of June 30, 2020, Mr. Gesek has been employed by the Company as an “at-will” employee and the terms of his employment are not governed by a written agreement.
Accounting and Tax Considerations
Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that a public company may deduct as a business expense in any year with respect to such company’s chief executive officer, certain other named executive officers, and all “covered employees” as defined by Section 162(m). This deduction limitation did not previously apply to Metuchen as a private company.
The Company’s Compensation Committee intends to maximize deductibility of compensation under Section 162(m) to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Company’s compensation committee reserves the right to award compensation which it deems to be in the Company’s best interest and in the best interest of its stockholders, but which may not be fully tax deductible under Code Section 162(m).
Employment Benefits Plans
Petros 401(k) Plan
Petros has a defined contribution retirement plan in which all employees are eligible to participate. This plan is intended to qualify under Section 401(k) of the Code so that contributions by employees and by Petros to the plan and income earned on plan contributions are not taxable to employees until withdrawn or distributed from the plan, and so that contributions, including employee salary deferral contributions, will be deductible by Petros when made. Petros currently provides contributions under this plan of up to six percent (6%) of an employee’s compensation, subject to statutory limits.
Participants may elect a salary deferral up to the statutorily prescribed annual limit for tax-deferred contributions and Metuchen may make contributions up to six percent (6%) of the participant’s compensation, subject to certain statutory limits.
Petros also contributes to medical, disability and other standard insurance plans for its employees.
Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John D. Shulman	—	—	159,000	—	—	—	159,000
Joshua N. Silverman	—	—	159,000	—	—	—	159,000
Bruce T. Bernstein	—	—	159,000	—	—	—	159,000
Gregory Bradley	—	—	159,000	—	—	—	159,000
Wayne R. Walker	—	—	159,000	—	—	—	159,000
For the fiscal year ending December 31, 2021, each non-employee director, other than the Chairman and Vice Chairman, will receive an annual cash retainer in the amount of $48,000, and the Vice Chairman will receive an annual cash retainer in the amount of $200,000 per year. For the fiscal year ending December 31, 2021, (i) each non-employee director, other than the Chairman and the Vice Chairman, will be granted a number of restricted stock units calculated by dividing (a) $72,000 by (b) the per share grant date fair value of the closing price of our common stock as of the date of grant, and (ii) the Vice Chairman automatically will be granted a number of restricted stock units calculated by dividing (a) $80,000 by (b) the per share grant date fair value of the closing price of our common stock as of the date of grant. The shares of common stock underlying the annual grant of restricted stock units will automatically vest upon the 12-month anniversary of the date of grant.

On April 8, 2021, in connection with the Directors’ appointment to the Board upon the Company becoming an independent publicly traded company on December 1, 2020, the Company awarded each of the five Directors an initial grant of options (the “Initial Grant”) to purchase 50,000 shares of common stock of the Company at an exercise price of $3.18 per share. The shares of common stock underlying the options vested 25% on the date of grant, 25% shall vest upon the six-month anniversary of the date of grant and the remainder shall vest in equal installments over the following four fiscal quarters. In addition, on April 8, 2021, the Company granted to four directors (excluding Mr. Shulman) an additional 93,802 RSUs, valued at $296,000, contingent upon the shareholders approving an increase in the 2020 Plan.
In the event of a Change in Control (as defined under the 2020 Plan), shares of common stock of the Company underlying each of the restricted stock units granted to any non-employee director and the Initial Grant, along with any other stock options or equity-based awards held by any non-employee director, either (i) shall be assumed by, or replaced with grants of comparable awards of, the surviving entity or (ii) will vest and become exercisable, as applicable, immediately prior to such Change in Control.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee consists of Mr. Silverman, as Chairman, Mr. Bernstein and Mr. Walker. No member of the Compensation Committee has been an officer or employee of the Company. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The Board of Directors has nominated John D. Shulman, Joshua N. Silverman, Bruce T. Bernstein, Gregory Bradley and Wayne R. Walker (collectively, the “Company Nominees”), for election at the Annual Meeting. If they are elected, they will serve on our Board of Directors until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.
Unless you specify that your shares should be voted against or abstain with respect to a nominee, the shares represented by the enclosed proxy will be voted “FOR” the election of each Company Nominee. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a Director.
An affirmative vote “FOR” each nominee by a majority of the votes cast for that director by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect each nominee as a Director. If you hold your shares through a broker and you do not instruct the broker on how to vote for the Company Nominees, your broker will not have the authority to vote your shares. Abstentions will have the same effect as votes cast AGAINST, and broker non-votes will have no effect on the outcome of the vote.
According to the company’s By-Laws, if a nominee who is currently serving as a director does not receive the required majority, the director shall promptly tender his or her resignation to the Board. Within ninety (90) days after the date of the certification of the election results, the Nominating and Corporate Governance Committee or other committee designated by the Board will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account such committee’s recommendation. The director who tenders his or her resignation will not participate in the recommendation of the committee or the decision of the Board with respect to his or her resignation. If the Board does not accept the incumbent director’s resignation, it will publicly disclose its decision regarding the tendered resignation and the rationale behind the decision. If the Board does accept the director’s resignation, or if a nominee who is not currently serving as a director is not elected, then the Board may fill the resulting vacancy or decrease the size of the Board, in either case according to the provisions of company’s By-Laws.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JOHN D. SHULMAN, JOSHUA N. SILVERMAN, BRUCE T. BERNSTEIN, GREGORY BRADLEY AND WAYNE R. WALKER, AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL NO. 2 — APPROVAL OF THE
SECOND AMENDMENT TO PETROS PHARMACEUTICALS, INC.
2020 OMNIBUS INCENTIVE COMPENSATION PLAN
Our Board of Directors is requesting that our stockholders approve the adoption of the Second Amendment to Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan, as amended, which was approved by the Board on November 17, 2021, effective upon stockholder approval at the Annual Meeting (the “Amendment”). If the Amendment is approved, (i) the reduction in the number of shares available for issuance as awards under the 2020 Plan as a result of the Exchange Ratio (as defined below) will be ratified and confirmed and (ii) the number of shares authorized for issuance of awards under the 2020 Plan will be increased to an aggregate maximum of 2,600,000 shares of common stock.
The 2020 Plan was approved by our stockholders on November 25, 2020 (the “Effective Date”), amended by the First Amendment on November 17, 2021, and is a successor to the Neurotrope, Inc. 2017 Equity Incentive Plan and the Neurotrope, Inc. 2013 Equity Incentive Plan, amended as of July 23, 2014 and further amended as of November 21, 2016 (collectively, the “Prior Plans”). No further awards have been or will be made under the Prior Plans on or after the Effective Date. Awards granted under the Prior Plans will continue in accordance with the terms of the applicable award agreement and the terms of the Prior Plans in effect when the awards were granted.
As of November 18, 2021, no shares of our common stock remain available for issuance under the 2020 Plan. As of September 30, 2021, the plan is short of shares to cover all the May 11, 2021, option grants by 134,955 shares, and the grantees have agreed to not exercise such options until the Company notifies them there are shares available to cover such option exercises. As of November 18, 2021, options to purchase a total of 1,190,000 shares of common stock are outstanding under the 2020 Plan; options to purchase a total of 574,331 shares of common stock are outstanding under the Neurotrope, Inc. 2013 and 2017 Equity Incentive Plans; and restricted stock units for the issuance of a maximum of 0 shares of our common stock were outstanding. As of November 18, 2021, no shares of our common stock have been issued upon the exercise of options and vesting of other equity awards granted under the 2020 Plan.
Equity Compensation Plan Information
The following table sets forth additional information, as of December 31, 2020, shares of common stock authorized for issuance under our equity compensation plans.
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,078,346	$28.99	0
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,078,346	$28.99	0

N/A — Not applicable
Reasons for Amendment of the 2020 Plan
Our Board, the Compensation Committee, and management believe that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2020 Plan will maintain and enhance the key policies and practices adopted by our management and the Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel.

Upon the initial adoption and subsequent stockholder approval of the 2020 Plan, up to 5,391,730 shares of common stock were reserved for issuance as awards under the 2020 Plan; however, as a result of the exchange ratio (the “Exchange Ratio”) used in the merger transactions involving the Company that were consummated as of December 1, 2020, the number of shares of Common Stock were available for issuance as awards under the Plan was reduced to 1,078,346. The Board adopted the Amendment to (i) ratify the reduction in the number of shares of common stock available for issuance as awards under the 2020 Plan as a result of the Exchange Ratio and (ii) further increase the aggregate number of shares of common stock that may be delivered pursuant to awards under the 2020 Plan by an additional 1,521,654 shares, for an aggregate maximum total of 2,600,000 shares.
We believe that the increase in the number of shares available for issuance under our 2020 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants, advisors, and directors. The Board believes that, as there are no shares currently remaining available for issuance pursuant to future awards under the 2020 Plan, as of November 18, 2021, the company will need additional shares available for issuance under the 2020 Plan for future granting needs. The Board currently believes that if the Amendment is approved by stockholders, the aggregate maximum total of 2,600,000 shares available for issuance under the 2020 Plan will result in an adequate number of shares of common stock being available for future awards under the 2020 Plan for the foreseeable future.
A copy of the Amendment is attached as Appendix A to this Proxy Statement. The following is a brief summary of the 2020 Plan, as amended. This summary is qualified in its entirety by reference to the text of the 2020 Plan, a copy of which is attached as Appendix B to this Proxy Statement.
Summary of Material Features of the 2020 Plan
Purpose and Types of Awards
The purpose of the 2020 Plan is to attract and retain key employees, non-employee directors, and consultants, and advisors. The 2020 Plan provides for the issuance of incentive stock options, non-qualified stock options, stock awards, stock units, stock appreciation rights, and other stock-based awards. The 2020 Plan is intended to provide an incentive to participants to contribute to Petros’ economic success by aligning the economic interests of participants with those of Petros’ stockholders.
Administration
The 2020 Plan is administered by Petros’ Compensation Committee. The committee consists of “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors” as determined in accordance with the independence standards established by the stock exchange on which Petros’ common stock is at the time primarily traded. The committee determines the terms and conditions applicable to awards under the 2020 Plan, including, without limitation, who will receive awards and the number of shares of common stock subject to awards. The committee may delegate authority under the 2020 Plan to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the committee under the 2020 Plan. Subject to compliance with applicable law and applicable stock exchange requirements, the committee (or the Board or a subcommittee, as applicable) may delegate all or part of its authority to Petros’ Chief Executive Officer, as it deems appropriate, with respect to awards to employees, consultants, or advisors who are not executive officers or directors under Section 16 of the Exchange Act. The committee, the Board, any subcommittee, or the Chief Executive Officer, as applicable, that has authority with respect to a specific award will be referred to as “the committee” in this description of the 2020 Plan.
Shares Subject to the 2020 Plan
Subject to adjustment, the maximum aggregate number of shares of common stock that may be issued or transferred under the 2020 Plan, as interpreted and administered by Petros since the Effective Date, with respect to awards made on and after the Effective Date is 1,078,346 shares. If the Amendment is approved, the total number of shares of common stock that may be issued pursuant to awards will be increased to an aggregate maximum total of 2,600,000 shares. In addition, the number of shares of common stock subject to outstanding awards under the Prior Plans that terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid in shares under the Prior Plans, as applicable, after the Effective Date will be available for issuance under the 2020 Plan.
If any options or stock appreciation rights, including outstanding options granted under the Prior Plans, terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any stock awards, stock units, or other stock-based awards are forfeited, terminated, or otherwise not paid in full, the shares of Petros’ common stock subject to such awards will again be available for purposes of the 2020 Plan. Shares of Petros’ common stock that are surrendered in payment of the exercise price of an option (including an option granted under the Prior Plans) or a stock appreciation right will not again be available for issuance under the 2020 Plan. Shares of Petros’ common stock that are withheld in satisfaction of the withholding taxes, or surrendered for the payment of taxes, incurred in connection with the issuance, vesting, or exercise of any award (including an option granted under the Prior Plans), or the issuance of Petros’ common stock will not be available for issuance under the 2020 Plan. When stock appreciation rights are granted, the full number of shares subject to the stock appreciation rights will be considered issued under the 2020 Plan regardless of the number of shares issued upon exercise of the stock appreciation rights. If Petros repurchases shares of Petros’ common stock on the open market with the proceeds from the exercise price Petros receives from options (including options granted under the Prior Plans), the repurchased shares will not be available for issuance under the 2020 Plan. If any awards are paid in cash, and not in shares of Petros’ common stock, any shares of Petros’ common stock subject to such awards will also be available for future awards. In addition, shares of Petros’ common stock issued under awards made pursuant to assumption, substitution, or exchange of previously granted awards of a company that Petros acquires will not reduce the number of shares of Petros’ common stock available under the 2020 Plan. Available shares under a stockholder approved plan of an acquired company may be used for awards under the 2020 Plan and will not reduce the share reserve, subject to compliance with the applicable stock exchange requirements and the Code.
The maximum number of shares of Petros’ common stock that may be subject to an option, stock appreciation right, stock award, stock unit, or other stock-based awards made to any employee, consultant, or advisor under the 2020 Plan, as interpreted and administered by Petros since the Effective Date, in any calendar year will not exceed 215,669 shares of Petros’ common stock in the aggregate, subject to adjustments as described below. The limit for awards that are made to newly hired employees on around their date of hire is two times the limit described in the preceding sentence, subject to any adjustments as described below. The maximum aggregate grant date value of shares of common stock subject to awards made to any non-employee director during any calendar year for services rendered as a non-employee director, including any cash fees earned for services rendered as a non-employee director during the calendar year, will not exceed $750,000 in total value. In determining this dollar limit, the value of awards will be calculated based on the grant date fair value of the awards for financial reporting purposes.
Adjustments
In connection with stock splits (reverse stock splits), stock dividends, recapitalizations, and certain other events affecting Petros’ common stock, the committee will make adjustments as it deems appropriate including, without limitation, in (i) the maximum number of shares of common stock reserved for issuance as awards or for which individuals may receive awards in any year, (ii) the number and kind of shares covered by outstanding awards, (iii) the kind of shares that may be issued or transferred under the 2020 Plan, (iv) the price per share or market value of any outstanding awards, (v) the exercise price of options and the base amount of stock appreciation rights, and (vi) the performance goals or other terms and conditions as the committee deems appropriate.
Eligibility
All of Petros’ employees and non-employee directors are eligible to receive awards under the 2020 Plan. In addition, Petros’ consultants and advisors who render bona fide services for Petros may receive awards under the 2020 Plan if (i) the services rendered are not in connection with the offer and sale of securities in a capital-raising transaction, and (ii) such consultant or advisor does not directly or indirectly promote or maintain a market for Petros’ securities. Incentive stock options may be granted only to Petros’ employees.

Vesting
The committee determines the vesting and exercisability terms of awards granted under the 2020 Plan. Except in connection with a change in control (in which case, awards will be treated as described below), the committee may generally accelerate the vesting of awards in its discretion, provided such acceleration complies with Sections 409A and 424 of the Code. Dividends and dividend equivalents granted in connection with any awards made under the 2020 Plan will vest and be paid only if and to the extent the underlying awards vest and are paid.
At the committee’s discretion, performance objectives for awards may be based on the attainment of specified levels of one or more performance goals established by the committee. If the committee so determines, the vesting of any such award subject to performance objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department, or function within the company or subsidiary in which the participant is employed. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance objectives may include: specified levels of or increases in, a division’s or a subsidiary’s return on capital, equity, or assets; earnings measures/ratios (on a gross, net, pre-tax, or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation, and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; costs; share price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above; individual objectives; regulatory body approval for commercialization of a product; implementation or completion of critical projects (including, but not limited to, milestones such as clinical trial enrollment targets, commencement of phases of clinical trials and completion of phases of clinical trials); and any combination of the foregoing.
Options
Under the 2020 Plan, the committee will determine the exercise price of the options granted and may grant options to purchase shares of common stock in such amounts as it determines. The committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Non-qualified stock options may be granted to eligible participants under the 2020 Plan, but incentive stock options may only be granted to employees of Petros or its parent or subsidiaries that are corporations. The exercise price of a stock option granted under the 2020 Plan cannot be less than the fair market value of a share of Petros’ common stock on the date the option is granted. If an incentive stock option is granted to a 10% or greater stockholder, the exercise price cannot be less than 110% of the fair market value of a share of Petros’ common stock on the date the option is granted. The aggregate number of shares of common stock that may be issued or transferred under the 2020 Plan, as interpreted and administered by Petros since the Effective Date, pursuant to incentive stock options under Section 422 of the Code granted on and after the Effective Date may not exceed 1,078,346 shares of common stock. The fair market value of Petros’ common stock is generally equal to the closing price for the common stock on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). If the fair market value (determined as of the date of grant) of the shares with respect to which a participant’s incentive stock options are exercisable for the first time during any year, whether granted under the 2020 Plan or any Prior Plans, exceeds $100,000, then incentive stock options for the shares over the $100,000 threshold will be treated as nonqualified stock options, rather incentive stock options.
The exercise price for any option is generally payable in cash or check. In certain circumstances as permitted by the committee, the exercise price may be paid by (i) the surrender of shares of Petros’ common stock with an aggregate fair market value on the date the option is exercised that is at least equal to the exercise price, (ii) payment through a broker in accordance with procedures established by the Federal Reserve Board, (iii) withholding shares of common stock subject to the exercisable option which have a fair market value on the date of exercise equal to the aggregate exercise price, (iv) or such other method as the committee approves.
The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to a 10% or greater stockholder, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Petros’ common stock under Petros’ insider trading policy, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.
Except as provided in the award agreement, an option may only be exercised while a participant is employed by or providing service to Petros. The committee will determine in the award agreement under what circumstances and during what time periods a participant may exercise an option after termination of employment.
Stock Appreciation Rights
Under the 2020 Plan, the committee may grant stock appreciation rights to eligible participants separately or in tandem with any options. Stock appreciation rights granted with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. Stock appreciation rights granted with an incentive stock option may be granted only at the time of the grant of the incentive stock option. The committee will establish the base amount of the stock appreciation right at the time the stock appreciation right is granted, which will be equal to or greater than the fair market value of a share of Petros’ common stock as of the date of grant.
If a stock appreciation right is granted in tandem with an option, the number of stock appreciation rights that are exercisable during a specified period will not exceed the number of shares of Petros’ common stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related stock appreciation rights will terminate, and upon the exercise of a stock appreciation right, the related option will terminate, to the extent of an equal number of shares of Petros’ common stock. Generally, stock appreciation rights may only be exercised while the participant is employed by, or providing services to, Petros unless otherwise specified by the committee. When a participant exercises a stock appreciation right, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the stock appreciation right. The appreciation of a stock appreciation right will be paid in shares of Petros’ common stock, cash, or both.
The term of a stock appreciation right cannot exceed ten years from the date of grant. In the event that on the last day of the term of a stock appreciation right, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Petros’ common stock under Petros’ insider trading policy, the term of the stock appreciation right will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.
Stock Awards
Under the 2020 Plan, the committee may grant stock awards to eligible participants. A stock award is an award of Petros’ common stock that may be subject to restrictions as the committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments, or otherwise, as the committee may determine. Except to the extent restricted under the award agreement relating to the stock award, a participant will have all of the rights of a stockholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares; provided, however, that dividends with respect to stock awards shall vest and be paid if and to the extent that the underlying stock award vests and is paid. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.

Stock Units
Under the 2020 Plan, the committee may grant restricted stock units to eligible participants. Restricted stock units are phantom units that represent shares of Petros’ common stock. Restricted stock units become payable on terms and conditions determined by the committee and will be payable in cash or shares of Petros’ stock as determined by the committee. All unvested restricted stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Other Stock-Based Awards
Under the 2020 Plan, the committee may grant other types of awards that are based on or measured by shares of Petros’ common stock to eligible participants. The committee will determine the terms and conditions of such awards. Other stock-based awards may be payable in cash, shares of Petros’ common stock, or a combination of the two.
Dividend Equivalents
Under the 2020 Plan, the committee may grant dividend equivalents in connection with awards of stock units or other stock-based awards made under the 2020 Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying an award while the award is outstanding. Dividend equivalents may be paid in cash, in shares of Petros’ common stock, or in a combination of the two. The committee will determine the terms and conditions of the dividend equivalent awards, including whether the awards are payable upon the achievement of specific performance goals; provided, however, that dividend equivalents shall vest and be paid only if and to the extent that the underlying stock units or other stock-based awards vest and are paid. For the avoidance of doubt, no dividends or dividend equivalents will be granted with respect to stock options or stock appreciation rights.
Change in Control
If Petros experiences a “change in control” (as defined in the 2020 Plan, which definition is generally described below) where Petros is not the surviving corporation (or survive only as a subsidiary of another corporation), all outstanding awards that are not exercised or paid at the time of the change in control will be assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace awards with grants that have comparable terms, outstanding options and stock appreciation rights will accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, other stock-based awards and dividend equivalents immediately lapse, provided that if the vesting of any such awards is based, in whole or in part, on performance, such awards shall vest based on the greater of (i) actual performance as of the change in control, or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the change in control. At the committee’s discretion, if awards are assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and a participant incurs an involuntary termination of employment or service on or after a change in control, the participant’s outstanding awards may become vested, in whole or in part, as of the date of termination; provided that if the vesting of any such award is based, in whole or in part, on performance, such awards shall vest only based on the greater of (i) actual performance as of the change in control, or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the termination.
If there is a change in control and any outstanding awards are not assumed by, or replaced with awards that have comparable terms by, the surviving corporation, the committee may take any of the following action without the consent of any participant:
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pay participants, in an amount and form determined by the committee, in settlement of outstanding stock units, other stock-based awards, or dividend equivalents;

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require that participants surrender their outstanding stock options, stock appreciation rights, or any other exercisable award, in exchange for a payment by Petros, in cash or shares of Petros’ common stock, equal to the difference between the exercise price and the fair market value of the underlying shares of common stock; provided, however, if the per share fair market value of the common stock does not exceed the per share stock option exercise price or stock appreciation right base amount, as applicable, Petros will not be required to make any payment to the participant upon surrender of the stock option or stock appreciation right; or
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after giving participants an opportunity to exercise all of their outstanding stock options and stock appreciation rights, terminate any unexercised stock options and stock appreciation rights on the date determined by the committee.

In general terms, a “change in control” under the 2020 Plan includes:
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the acquisition, directly or indirectly, by a person of more than 50% of the combined voting power of Petros’ voting securities entitled to vote generally in the election of directors; provided, however, that the following acquisitions of voting securities shall not constitute a change in control: (a) any acquisition by or from Petros or any of its subsidiaries, or by any employee benefit plan (or related trust) sponsored or maintained by Petros or any of its subsidiaries, (b) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by Petros, or (c) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 50% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of Petros’ then outstanding shares of common stock and the voting securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of Petros’ stock and voting securities;

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the consummation of the sale or other disposition of all or substantially all of Petros’ assets, other than to a wholly-owned subsidiary or to a holding company of which Petros is a direct or indirect wholly owned subsidiary prior to such transaction;

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the consummation of a reorganization, merger or consolidation of Petros, other than a reorganization, merger or consolidation which would result in Petros’ voting securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or by being converted to voting securities of the surviving entity) 65% or more of the voting securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction;

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the consummation of a plan for Petros’ complete liquidation; or

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the following individuals cease for any reason to constitute a majority of the Board: individuals who, as of the Effective Date, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of Petros’ directors) whose appointment or election by the Board or nomination for election by Petros’ stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

Notwithstanding the above, in the case of an award under the 2020 Plan is subject to Section 409A of the Code, only an event which constitutes a “change in control event” as defined under Section 409A of the Code shall constitute a change in ownership or effective control for purposes of the payment provisions under the 2020 Plan.
Deferrals
The committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the participant in connection with an award under the 2020 Plan. The committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Withholding
All awards under the 2020 Plan are subject to applicable U.S. federal (including Federal Insurance Contribution Act (“FICA”)), state and local, foreign, or other tax withholding requirements. Petros may require participants or other persons receiving awards or exercising awards to pay an amount sufficient to satisfy such tax withholding requirements with respect to such awards, or Petros may deduct from other wages and compensation paid by Petros the amount of any withholding taxes due with respect to such award.
The committee may permit or require that Petros’ tax withholding obligation with respect to awards paid in Petros’ common stock will be paid by having shares withheld up to an amount that does not exceed the participant’s applicable withholding tax rate for U.S. federal (including FICA), state and local, foreign, or other tax liabilities. In addition, the committee may, in its discretion, and subject to such rules as the committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular award.
Transferability
Except as permitted by the committee with respect to non-qualified stock options, only a participant may exercise rights under an award during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except (i) by will or by the laws of descent and distribution, or (ii) with respect to awards other than incentive stock options, pursuant to a domestic relations order. The committee may provide in an award agreement that a participant may transfer non-qualified stock options to (x) family members, or (y) one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws; provided, the participant receives no consideration for the transfer and the transferred options continue to be subject to the same terms and conditions as were applicable immediately before the transfer.
Amendment; Termination
The Board may amend or terminate the 2020 Plan at any time, except that Petros’ stockholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by the Board or extended with stockholder approval, the 2020 Plan will terminate on the day immediately preceding the tenth anniversary of the Effective Date.
Stockholder approval is required to (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or base price of options or stock appreciation rights, respectively, (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original options or stock appreciation rights, or (iii) cancel outstanding options or stock appreciation rights with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities. However, such stockholder approval is not required in connection with certain corporate transactions or other actions with respect to Petros’ securities, such as a stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Petros’ common stock.
Establishment of Sub-Plans
The Board may, from time to time, establish one or more sub-plans under the 2020 Plan to satisfy applicable blue sky, securities, or tax laws of various jurisdictions. The Board may establish such sub-plans by adopting supplements to the 2020 Plan setting forth limitations on the committee’s discretion and such additional terms and conditions not otherwise inconsistent with the 2020 Plan as the Board will deem necessary or desirable. All such supplements will be deemed part of the 2020 Plan, but each supplement will only apply to participants within the affected jurisdiction.
Clawback
Subject to applicable law, the committee may provide in any award agreement that if a participant breaches any restrictive covenant agreement between the participant and Petros, or otherwise engages in activities that constitute cause either while employed by, or providing services to, Petros or within the applicable period of time thereafter, all awards held by the participant will terminate, and Petros may rescind any exercise of an option or stock appreciation right and the vesting of any other award and delivery of shares upon such exercise or vesting, as applicable on such terms as the committee will determine, including the right to require that in the event of any rescission:
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the participant must return the shares received upon the exercise of any option or stock appreciation right or the vesting and payment of any other awards; or

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if the participant no longer owns the shares, the participant must pay to Petros the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

All awards are also subject to any applicable clawback or recoupment policy, share trading policy, and other policies that the Board may adopt and amend from time to time. Payment by the participant will be made in such manner and on such terms and conditions as may be required by the committee. Petros will be entitled to set off against the amount of any such payment any amounts that Petros otherwise owes to the participant.
Federal Income Tax Consequences
The following discussion summarizes certain federal income tax considerations of awards under the 2020 Plan. However, it does not purport to be complete and does not describe the state, local, or foreign tax considerations or the consequences for any particular individual. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.
Stock Options.    A participant generally does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Petros generally should be entitled to a federal income tax deduction, subject to applicable limitations, at the same time and for the same amount as the participant recognizes as ordinary income. Any subsequent gain or loss generally will be taxable as long-term or short-term capital gain or loss for which Petros would not be entitled to a deduction.
Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year from the date of exercise, any gain or loss realized on the sale of the shares will be treated as a long-term capital gain or loss and the tax basis of the shares received for capital gain treatment is the option exercise price. If the participant disposes of the shares within either of the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise. In addition, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which a participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over the $100,000 threshold will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were actually nonqualified stock options. Petros is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares because the holding periods described above were not met.

Special Rule if Exercise Price is Paid for in Shares.    If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of Petros’ common stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.
If the use of previously acquired shares to pay the exercise price of a stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the requisite holding periods. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.
Stock Appreciation Rights.    No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise. Subject to applicable limitations, Petros generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s taxable income.
Restricted Stock, Performance, and Restricted Stock Unit Awards.    The participant will not realize ordinary income on the grant of an unvested restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested, and Petros will generally will be entitled to a corresponding deduction, subject to applicable limitations, in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares, and Petros generally will be entitled to a deduction for the same amount, subject to applicable limitations. If a valid Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.
The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award, and Petros generally will be entitled to a corresponding deduction, subject to applicable limitations.
Upon disposition of shares of common stock acquired under a restricted stock award, performance award, or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.
Other Stock-Based Awards and Dividend Equivalents.    Generally, the granting of other stock-based awards or dividend equivalent rights should not result in the recognition of taxable income by the recipient or a tax deduction by Petros. The payment or settlement of other stock-based awards or dividend equivalent rights generally should result in immediate recognition of taxable ordinary income by the recipient, equal to the amount of any cash paid (before applicable tax withholding) or the then-current fair market value of any common stock received, and a corresponding tax deduction by Petros, subject to applicable limitations. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and to Petros generally will be similar to the tax consequences of restricted stock awards, as described above. If any other stock-based award consists of unrestricted shares, the recipient of those shares generally will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and Petros generally will be entitled to a corresponding tax deduction, subject to applicable limitations.
Company Tax Deduction and Other Tax Matters
Million Dollar Deduction Limit and Other Tax Matters.    Petros may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either Petros’ principal executive officer or principal financial officer, (ii) an individual who is among Petros’ three highest compensated officers for the taxable year (other than an individual who was either Petros’ principal executive officer or principal financial officer at any time during the taxable year), or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (i) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities), and (ii) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.
While the deductibility of executive compensation for federal income tax purposes is among the factors the committee considers when structuring Petros’ executive compensation arrangements, it is not the sole or primary factor considered. Petros retains the flexibility to authorize compensation that may not be deductible if Petros believes it is in the best interests of the Company.
If a participant’s rights under the 2020 Plan are accelerated as a result of a change in control and the participant is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights, and (ii) the loss by Petros of a corresponding compensation deduction.
Section 409A of the Code.    Certain types of awards under the 2020 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the 2020 Plan and awards granted under the 2020 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Treasury Regulations and other authoritative guidance that may be issued under Section 409A of the Code. To the extent determined necessary and appropriate by the Committee, the 2020 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
New Plan Benefits
With respect to the increased number of shares reserved under the 2020 Plan pursuant to the Amendment, Petros cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2020 Plan because the grant of awards and terms of such awards are to be determined in the discretion of the committee.
The market value of Petros’ common stock is $1.46 per share based on the closing price of our common stock on November 19, 2021.

Required Vote
The affirmative vote “FOR” this proposal by the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required to approve the Amendment. Abstentions will have the same effect as votes cast AGAINST the Amendment. Broker non-votes will have no effect on the results for the approval of the Amendment.
THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE 2020 PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES AVAILABLE FOR THE GRANT OF AWARDS BY 1,521,654 SHARES, TO A TOTAL OF 2,600,000 SHARES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT TO THE 2020 PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.petrospharma.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2020, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management and EisnerAmper LLP, our independent registered public accounting firm;

•
Discussed with EisnerAmper LLP the matters required to be discussed in accordance with applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding EisnerAmper LLP’s communication with the Audit Committee concerning independence, and has discussed their independence with EisnerAmper LLP; and

•
Received written disclosures and the letter from EisnerAmper LLP regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper LLP’s communications with the Audit Committee. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
Members of the Petros Pharmaceuticals, Inc. Audit Committee
Bruce T. Bernstein (Chairman)
Joshua N. Silverman
Wayne R. Walker

PROPOSAL NO. 3 — INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed EisnerAmper LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2021. The Board proposes that the stockholders ratify this appointment. EisnerAmper LLP audited our financial statements for the fiscal year ended December 31, 2020. We do not expect that representatives of EisnerAmper LLP will be present at the Annual Meeting.
In deciding to appoint EisnerAmper LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with EisnerAmper LLP and concluded that EisnerAmper LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2021.
Audit Fees and Services
The following table presents fees for professional audit services rendered by EisnerAmper LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2020 (including internal controls), and December 31, 2019, and fees billed for other services rendered by EisnerAmper LLP during those periods.
	2020	2019
Audit fees:(1)	$567,240	$174,720
Audit related fees:(2)	—	—
Tax fees:(3)		35,880
All other fees:(2)	—	—
Total	$567,240	$210,600

(1)
Audit fees for 2020 and 2019 relate to professional services provided in connection with the audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements, services provided in connection with filing Form S-4 in connection with the Mergers and audit services provided in connection with other SEC regulatory filings.

(2)
There were no audit-related or other fees.

(3)
Tax fees related to tax compliance work.

The percentage of services set forth above in the category audit related fees, that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.
Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
Required Vote
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have the same effect as votes cast AGAINST the ratification of the independent registered public accounting firm. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, our Audit Committee of our Board of Directors will reconsider its appointment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 4 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS
The Company is seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of the Company’s named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on the Compensation Committee or the Company’s Board of Directors. However, the Compensation Committee and Petros’ Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
The Company’s compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company’s long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of the Company’s executives is directly related to performance factors that measure the Company’s progress toward the goals of the Company’s strategic and operating plans, as well as the Company’s performance relative to that of its peer companies.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Special Meeting:
“RESOLVED, that the compensation paid to the named executive officers of Petros Pharmaceuticals, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”
As further described in Proposal 5, the Board is also asking the Company’s stockholder to vote at the Annual Meeting on a proposal regarding the frequency of the vote on future say-on-pay proposals as required by Section 14A. Subject to adoption by the Board of a different frequency for an advisory vote on executive compensation in accordance with the recommendation of the Company’s stockholders pursuant to Proposal 5 or otherwise, we currently expect to hold future advisory votes on executive compensation every year, and the next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2022.
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to approve, on an advisory basis, of the executive compensation. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have the same effect as votes cast AGAINST the advisory vote, and broker non-votes will have no effect on the results for the advisory vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT, INCLUDING THE COMPENSATION TABLES AND THE RELATED NARRATIVE DISCLOSURE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 5 — APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION TO BE PAID TO OUR NAMED EXECUTIVE OFFICERS.
As described in Proposal 4 above, stockholders are being provided the opportunity to cast an advisory vote on our executive compensation program, commonly referred to as a “Say-on-Pay Vote.” This Proposal 5 affords stockholders the opportunity to cast an advisory vote on how often we should include a Say-on-Pay Vote in our proxy materials for future annual stockholder meetings. Stockholders may vote to have the Say-on-Pay Vote every year, every two years or every three years.
Accordingly, we are requesting an advisory, non-binding vote on how frequently we should seek an advisory Say-on-Pay vote from our stockholders. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote. You have the option to vote for any one of the three options, or to abstain on the matter. For the reasons described below, our Board recommends that our stockholders select a frequency of one year, or an annual vote. Our Board has determined that an advisory vote on executive compensation every year is the best approach for us based on a number of considerations, including the following:
•
Since executive compensation disclosures are made annually, by conducting annual advisory votes on executive compensation, stockholders are able to express their views on our executive compensation program and provide us with more direct and immediate feedback on our compensation disclosures;

•
A one-year vote cycle gives stockholders the opportunity to react promptly to emerging trends in compensation, provide feedback before those trends become pronounced over time, and give the Board and the Compensation Committee the opportunity to evaluate individual compensation decisions each year in light of the ongoing feedback from shareholders; and

•
An annual vote will provide a regular and consistent means for the Company’s stockholders to provide feedback to the Board regarding the Company’s executive compensation programs.

Our stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation. As discussed above under “Stockholder Communication with the Board,” we provide stockholders with an opportunity to communicate directly with our Board, including on issues of executive compensation.
We understand that our stockholders may have different views as to what is the best approach for us, and we look forward to hearing from our stockholders on this Proposal 5. You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote.
You are not voting to approve or disapprove our Board’s recommendation. While this advisory Say-on-Frequency vote is non-binding on us, and we may hold Say-on-Pay Vote more or less frequently than the preference receiving the highest number of votes of our stockholders, our Board and Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future Say-on-Pay Votes.
For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers, the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT AN ADVISORY VOTE REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BE INCLUDED IN THE COMPANY’S PROXY STATEMENT FOR STOCKHOLDER CONSIDERATION EVERY CALENDAR YEAR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
The Company has a process for Stockholders who wish to communicate with the Board, including any Board committee, individual director or the Executive Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036. In general, any stockholder communication delivered to our President and Chief Commercial Officer for forwarding to the Board, the Executive Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our President and Chief Commercial Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2022 annual meeting of stockholders (“2022 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) not less than 120 calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. To be considered for presentation at the 2022 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not less than ninety (90) nor more than one hundred twenty (120) days prior to the one year anniversary of this year’s meeting date, provided, however, that in the event that the 2022 Annual Meeting is called for a date that is not within thirty (30) days before or after the date that is one year from this year’s Annual Meeting date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the 2022 Annual Meeting was mailed or public disclosure of the date of the 2022 Annual Meeting was made, whichever first occurs. Proposals that are not received in a timely manner will not be presented or voted on at the 2022 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should directed to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036.

APPENDIX A
SECOND AMENDMENT TO
PETROS PHARMACEUTICALS, INC.
2020 OMNIBUS INCENTIVE COMPENSATION PLAN
This SECOND AMENDMENT TO PETROS PHARMACEUTICALS, INC. 2020 OMNIBUS INCENTIVE COMPENSATION PLAN (this “Amendment”), effective as of December [•], 2021, is made and entered into by Petros Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Petros Pharmaceuticals, Inc. Omnibus Incentive Compensation Plan (the “Plan”).
RECITALS
WHEREAS, Section 17(a) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time, provided that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or any other applicable law, or to comply with the applicable stock exchange requirements;
WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Section 4(a) of the Plan, by an additional 1,521,654 shares of Common Stock; and
WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval in accordance with Section 17(a) of the Plan.
NOW, THEREFORE, in accordance with Section 17(a) of the Plan, the Company hereby amends the Plan as follows:
1.   Section 4(a) of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4(a):
(a)   Shares Authorized.   Subject to adjustment as described below in Sections 4(b) and 4(e), the maximum aggregate number of shares of Common Stock that may be issued or transferred under the Plan with respect to Awards made on and after the Effective Date shall be 2,600,000 shares. In addition, and subject to adjustment as described below in Sections 4(b) and 4(e), shares of Common Stock subject to outstanding Awards granted under the Plan before the Effective Date and shares of Common Stock subject to outstanding grants under the Prior Plans that terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares after the Effective Date shall be added to the shares reserved under the Plan. The aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options granted on and after the Effective Date shall not exceed 2,600,000 shares of Common Stock.
2.   Section 4(d)(i) of the Plan is hereby amended by deleting the number “1,078,346” and replacing it with the number “216,669”.
3.   This Amendment shall be effective on the date first set forth above. In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.
4.   Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.
[Remainder of the Page Intentionally Left Blank; Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.
PETROS PHARMACEUTICALS, INC.
By:

Name:
Title:

A-2

APPENDIX B
PETROS PHARMACEUTICALS, INC.
2020 OMNIBUS INCENTIVE COMPENSATION PLAN
The purpose of the Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (the “Plan”) is to provide employees of Petros Pharmaceuticals, Inc. (the “Company”) and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Board of Directors of the Company with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards.
The Plan is a successor to the Neurotrope, Inc. 2017 Equity Incentive Plan and the 2013 Equity Incentive Plan, as amended as of July 23, 2014 and further amended as of November 21, 2016 (collectively, the “Prior Plans”). No additional grants have been or will be made under the Prior Plans on and after the Effective Date. Outstanding grants under the Prior Plans shall continue in effect according to their terms, and the shares with respect to outstanding grants under the Prior Plans shall be issued or transferred in accordance with the terms of the Prior Plans.
The Plan is effective as of the Effective Date. Awards granted prior to the Effective Date shall continue to be governed by the applicable Award Agreements and the terms of the Prior Plans, and the Committee shall administer such Awards in accordance with the Prior Plans.
The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.
Section 1.   Definitions
The following terms shall have the meanings set forth below for purposes of the Plan:
(a)   “Award” shall mean an Option, SAR, Stock Award, Stock Unit or Other Stock-Based Award granted under the Plan.
(b)   “Award Agreement” shall mean the written agreement that sets forth the terms and conditions of an Award, including all amendments thereto.
(c)   “Board” shall mean the Board of Directors of the Company.
(d)   “Cause” shall have the meaning given to that term in any written employment agreement, offer letter, consulting agreement or severance agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Award Agreement, “Cause” shall mean a finding by the Committee of conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant, after notice thereof, to render services to the Company or its subsidiaries in accordance with the terms or requirements of his or her employment, engagement as a Non-Employee Director or a Key Advisor; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or a Subsidiary; (iii) the commission of an act of embezzlement or fraud; (iv) deliberate disregard of the rules or policies of the Company or a Subsidiary which results in direct or indirect loss, damage or injury to the Company or a Subsidiary; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary; or (vi) the Participant’s breach of any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Company or any of its subsidiaries.
(e)   “CEO” shall mean the Chief Executive Officer of the Company.
(f)   A “Change in Control” shall be deemed to have occurred if:
(i)   the acquisition, directly or indirectly, by a “person” (within the meaning of Section 13(d)(3) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); provided, however, that the following acquisitions of Voting Securities shall not constitute a Change in Control: (A) any acquisition by or from the Company or any of its subsidiaries, or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (B) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by the Company, or (C) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 50% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of the then outstanding shares of Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of the shares of Common Stock and Voting Securities; or
(ii)   the consummation of the sale or other disposition of all or substantially all of the assets of the Company, other than to a wholly-owned subsidiary of the Company or to a holding company of which the Company is a direct or indirect wholly owned subsidiary prior to such transaction; or
(iii)   the consummation of a reorganization, merger or consolidation of the Company, other than a reorganization, merger or consolidation, which would result in the Voting Securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or by being converted to voting securities of the surviving entity) 65% or more of the Voting Securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction; or
(iv)   the consummation of a plan of complete liquidation of the Company; or
(v)   the following individuals cease for any reason to constitute a majority of the Board: individuals who, as of the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.
Notwithstanding the foregoing, if an Award constitutes deferred compensation subject to section 409A of the Code and the Award provides for payment upon a Change in Control, then, for purposes of such payment provisions, no Change in Control shall be deemed to have occurred upon an event described in items (i) – (v) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under section 409A of the Code.
(g)   “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
(h)   “Committee” shall mean the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. The Committee shall also consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Common Stock is at the time primarily traded.
(i)   “Common Stock” shall mean common stock of the Company.
(j)   “Company” shall mean Petros Pharmaceuticals, Inc. and shall include its successors.

(k)   “Disability” or “Disabled” shall mean, unless otherwise set forth in the Award Agreement, a Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant, or, if there is no such plan, a physical or mental condition that prevents the Participant from performing the essential functions of the Participant’s position (with or without reasonable accommodation) for a period of six consecutive months.
(l)   “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Common Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Common Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Common Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.
(m)   “Effective Date” shall mean December 1, 2020, provided stockholder approval of the Plan is received on or around such date.
(n)   “Employee” shall mean an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.
(o)   “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer.
(p)   “Employer” shall mean the Company and its subsidiaries.
(q)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(r)   “Exercise Price” shall mean the per share price at which shares of Common Stock may be purchased under an Option, as designated by the Committee.
(s)   “Fair Market Value” shall mean:
(i)   If the Common Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Common Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Common Stock is not principally traded on any such exchange, the last reported sale price of a share of Common Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.
(ii)   If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.
(t)   “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.
(u)   “Key Advisor” shall mean a consultant or advisor of the Employer.
(v)   “Non-Employee Director” shall mean a member of the Board who is not an Employee.

(w)   “Nonqualified Stock Option” shall mean an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.
(x)   “Option” shall mean an option to purchase shares of Common Stock, as described in Section 6.
(y)   “Other Stock-Based Award” shall mean any Award based on, measured by or payable in Common Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 10.
(z)   “Participant” shall mean an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.
(aa)   “Performance Objectives” shall mean the performance objectives established in the sole discretion of the Committee for Participants who are eligible to receive Awards under the Plan. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the subsidiary, division, department or function within the Company or one of its subsidiaries in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives may include: specified levels of or increases in the Company’s, a division’s or a subsidiary’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; costs; stock price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above; individual objectives; regulatory body approval for commercialization of a product; implementation or completion of critical projects (including, but not limited to, milestones such as clinical trial enrollment targets, commencement of phases of clinical trials and completion of phases of clinical trials); and any combination of the foregoing.
(bb)   “Plan” shall mean this Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan, as in effect from time to time.
(cc)   “Prior Plans” shall mean the Neurotrope, Inc. 2017 Equity Incentive Plan and the 2013 Equity Incentive Plan, as amended.
(dd)   “Restriction Period” shall have the meaning given that term in Section 7(a).
(ee)   “SAR” shall mean a stock appreciation right, as described in Section 9.
(ff)   “Stock Award” shall mean an award of Common Stock, as described in Section 7.
(gg)   “Stock Unit” shall mean an award of a phantom unit representing a share of Common Stock, as described in Section 8.
(hh)   “Substitute Awards” shall have the meaning given that term in Section 4(c).
Section 2.   Administration
(a)   Committee.   The Plan shall be administered and interpreted by the Committee. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder. To the extent that the Board, the Committee, a subcommittee or the CEO, as described below, administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee or such subcommittee or the CEO.
(b)   Delegation to CEO.   Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Awards to Employees or Key Advisors who are not executive officers or directors under section 16 of the Exchange Act.
(c)   Committee Authority.   The Committee shall have the sole authority to (i) determine the individuals to whom Awards shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Awards to be made to each such individual, (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (v) amend the terms of any previously issued Award, subject to the provisions of Section 17 below, and (vi) deal with any other matters arising under the Plan.
(d)   Committee Determinations.   The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
(e)   Indemnification.   No member of the Committee or the Board, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.
Section 3.   Awards
(a)   General.   Awards under the Plan may consist of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9 and Other Stock-Based Awards as described in Section 10. All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Award Agreement. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award. Awards under a particular Section of the Plan need not be uniform as among the Participants. Notwithstanding anything to the contrary herein, any dividends or Dividend Equivalents granted in connection with Awards under the Plan shall vest and be paid only if and to the extent the underlying Awards vest and are paid.
(b)   Minimum Vesting.   Awards granted under the Plan shall include vesting schedules that provide that no portion of an Award will vest earlier than one year from the date of grant. However, subject to adjustments made in accordance with Section 4(e) below, up to ten percent (10%) of the shares of Common Stock subject to the share reserve set forth in Section 4(a) as of the Effective Date may be granted without regard to the minimum vesting requirement.
Section 4.   Shares Subject to the Plan
(a)   Shares Authorized.   Subject to adjustment as described below in Sections 4(b) and 4(e), the maximum aggregate number of shares of Common Stock that may be issued or transferred under the Plan with respect to Awards made on and after the Effective Date shall be 1,078,346 shares, which is equal to the sum of the following: (i) 454,315 shares of Common Stock, plus (ii) 624,031 shares, which is the number of shares of Common Stock reserved for issuance under the Plan that remain available for grant under the Plan as of November 2, 2020. In addition, and subject to adjustment as described below in Sections 4(b) and 4(e), shares of Common Stock subject to outstanding Awards granted under the Plan prior to November 2, 2020 and shares of Common Stock subject to outstanding grants under the Prior Plans that terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares after December 1, 2020 shall be added to the share reserve under the Plan. The number of shares set forth in clause (ii) above will be reduced by the number of shares subject to Awards made under the Plan after November 2, 2020 and before the Effective Date. The aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options granted on and after the Effective Date shall not exceed 1,078,346 shares of Common Stock.
(b)   Source of Shares; Share Counting.   Shares issued or transferred under the Plan may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan or options granted under the Prior Plans terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards, Stock Units, or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Awards shall again be available for purposes of the Plan. Shares surrendered in payment of the Exercise Price of an Option (including an option granted under the Prior Plans that is exercised on or after the Effective Date) shall not be available for re-issuance under the Plan. Shares of Common Stock withheld or surrendered for payment of taxes with respect to Awards (including options granted under the Prior Plans) shall not be available for re-issuance under the Plan. If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs. To the extent any Awards are paid in cash, and not in shares of Common Stock, any shares previously subject to such Awards shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options (including options granted under the Prior Plans), such shares may not again be made available for issuance under the Plan
(c)   Substitute Awards.   Shares issued or transferred under Awards made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Common Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).
(d)   Individual Limits.   Subject to adjustment as described below in Section 4(e), the following Award limitations shall apply:
(i)   For Options, SARs, Stock Awards, Stock Units and Other Stock-Based Awards (whether payable in Common Stock, cash or a combination of the two), the maximum number of shares of Common Stock for which such Awards may be made to any Employee or Key Advisor in any calendar year shall not exceed 215,669 shares of Common Stock in the aggregate.
(ii)   The maximum aggregate grant date value of shares of Common Stock subject to Awards granted to any Non-Employee Director during any calendar year for services rendered as a Non-Employee Director, taken together with any cash fees earned by such Non-Employee Director for services rendered as a Non-Employee Director during the calendar year, shall not exceed $750,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.
(iii)   Notwithstanding the foregoing, the individual limit described in subsection (i) shall be increased to two times the otherwise applicable limit with respect to Awards that are made on or around the date of hire to a newly hired Employee.
(e)   Adjustments.   If there is any change in the number or kind of shares of Common Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any year, the kind and number of shares covered by outstanding Awards, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change in Control, the provisions of Section 12 of the Plan shall apply. Any adjustments to outstanding Awards shall be consistent with section 409A or 424 of the Code, to the extent applicable. Subject to Section 17(b) below, the adjustments of Awards under this Section 4(e) shall include adjustment of shares, Exercise Price of Stock Options, base amount of SARs, Performance Objectives or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.
Section 5.   Eligibility for Participation
(a)   Eligible Persons.   All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.
(b)   Selection of Participants.   The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Awards and shall determine the number of shares of Common Stock subject to a particular Award in such manner as the Committee determines.
Section 6.   Options
The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:
(a)   Number of Shares.   The Committee shall determine the number of shares of Common Stock that will be subject to each Award of Options to Employees, Non-Employee Directors and Key Advisors.
(b)   Type of Option and Exercise Price.
(i)   The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.
(ii)   The Exercise Price of Common Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Common Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

(c)   Option Term.   The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(d)   Exercisability of Options.   Subject to Section 3(b), Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Award Agreement. Subject to the limitations set forth in Section 12, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(e)   Awards to Non-Exempt Employees.   Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
(f)   Termination of Employment or Service.   Except as provided in the Award Agreement, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Award Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.
(g)   Exercise of Options.   A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash or by check, (ii) unless the Committee determines otherwise, by delivering shares of Common Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Common Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Common Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Common Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.
(h)   Limits on Incentive Stock Options.   Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Common Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.
Section 7.   Stock Awards
The Committee may issue or transfer shares of Common Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a)   General Requirements.   Shares of Common Stock issued pursuant to Stock Awards may be issued for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. Subject to Section 3(b), the Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific Performance Objectives. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Award Agreement as the “Restriction Period.”
(b)   Number of Shares.   The Committee shall determine the number of shares of Common Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.
(c)   Requirement of Employment or Service.   If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Award Agreement as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and those shares of Common Stock must be immediately returned to the Company. Subject to the limitations set forth in Section 12, the Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)   Restrictions on Transfer and Legend on Stock Certificate.   During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 15 below. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Award. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.
(e)   Right to Vote and to Receive Dividends.   Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Objectives; provided, however, that dividends shall vest and be paid only if and to the extent that the underlying Stock Award vests and is paid.
(f)   Lapse of Restrictions.   All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.
Section 8.   Stock Units
The Committee may grant Stock Units, each of which shall represent one hypothetical share of Common Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:
(a)   Crediting of Units.   Each Stock Unit shall represent the right of the Participant to receive a share of Common Stock or an amount of cash based on the value of a share of Common Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.
(b)   Terms of Stock Units.   Subject to Section 3(b), the Committee may grant Stock Units that vest and are payable if specified Performance Objectives or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. Subject to the limitations set forth in Section 12, the Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c)   Requirement of Employment or Service.   If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)   Payment With Respect to Stock Units.   Payments with respect to Stock Units shall be made in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.
Section 9.   Stock Appreciation Rights
The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:
(a)   General Requirements.   The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Common Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(b)   Tandem SARs.   In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Common Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Common Stock.
(c)   Exercisability.   Subject to Section 3(b), an SAR shall be exercisable during the period specified by the Committee in the Award Agreement and shall be subject to such vesting and other restrictions as may be specified in the Award Agreement. Subject to the limitations set forth in Section 12, the Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(d)   Grants to Non-Exempt Employees.   Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
(e)   Value of SARs.   When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f)   Form of Payment.   The appreciation in an SAR shall be paid in shares of Common Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Common Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.
Section 10.   Other Stock-Based Awards
The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that are based on or measured by Common Stock, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Subject to Section 3(b), Other Stock-Based Awards may be awarded subject to the achievement of Performance Objectives or other criteria or other conditions and may be payable in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.
Section 11.   Dividend Equivalents
The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards. Subject to Section 3(b), Dividend Equivalents may be payable in cash or shares of Common Stock, and upon such terms and conditions as the Committee shall determine; provided that Dividend Equivalents shall vest and be paid only if and to the extent the underlying Stock Units or Other Stock-Based Awards vest and are paid. For the avoidance of doubt, no dividends or Dividend Equivalents will be granted in connection with Stock Options or SARs.
Section 12.   Consequences of a Change in Control
(a)   Assumption of Outstanding Awards.   Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Awards that are not exercised or paid at the time of the Change in Control shall be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace Awards with grants that have comparable terms, outstanding Stock Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall immediately lapse, provided that if the vesting of any such Awards is based, in whole or in part, on performance, such Awards shall vest based on the greater of (i) actual performance as of the Change in Control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the Change in Control. After a Change in Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.
(b)   Vesting Upon Certain Terminations of Employment.   At the Committee’s discretion, if Awards are assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and if a Participant incurs an involuntary termination of employment or service on or after a Change in Control, the Participant’s outstanding Awards may become vested, in whole or in part, as of the date of such termination; provided that if the vesting of any such Awards is based, in whole or in part, on performance, such Awards shall vest only based on the greater of (i) actual performance as of the date of Change in Control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the termination.
(c)   Other Alternatives.   In the event of a Change in Control, if any outstanding Awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee; (ii) the Committee may require that Participants surrender their outstanding Stock Options and SARs in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Stock Options and SARs exceeds the Stock Option Exercise Price or SAR base amount, and (iii) after giving Participants an opportunity to exercise all of their outstanding Stock Options and SARs, the Committee may terminate any or all unexercised Stock Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Common Stock does not exceed the per share Stock Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Stock Option or SAR.
Section 13.   Deferrals
The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Award. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.
Section 14.   Withholding of Taxes
(a)   Required Withholding.   All Awards under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Awards or exercising Awards pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Awards, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Awards.
(b)   Share Withholding.   The Committee may permit or require the Employer’s tax withholding obligation with respect to Awards paid in Common Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Award. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.
Section 15.   Transferability of Awards
(a)   Nontransferability of Awards.   Except as described in subsection (b) below, only the Participant may exercise rights under an Award during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Award under the Participant’s will or under the applicable laws of descent and distribution.
(b)   Transfer of Nonqualified Stock Options.   Notwithstanding the foregoing, the Committee may provide, in an Award Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.
Section 16.   Requirements for Issuance or Transfer of Shares
No Common Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Award on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Common Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Common Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.
Section 17.   Amendment and Termination of the Plan
(a)   Amendment.   The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.
(b)   No Repricing of Options or SARs.   Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the Exercise Price of such outstanding Stock Options or base price of such SARs, (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Stock Options or SARs or (iii) cancel outstanding Stock Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.
(c)   Termination of Plan.   The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.
(d)   Termination and Amendment of Outstanding Awards.   A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant unless the Participant consents or unless the Committee acts under Section 18(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award. Whether or not the Plan has terminated, an outstanding Award may be terminated or amended under Section 18(f) below or may be amended by agreement of the Company and the Participant consistent with the Plan, provided that the Participant’s consent is not required if any termination or amendment to the Participant’s outstanding Award does not materially impair the rights or materially increase the obligations of the Participant.
Section 18.   Miscellaneous
(a)   Awards in Connection with Corporate Transactions and Otherwise.   Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Awards under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make an Award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock award granted by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Awards as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.
(b)   Governing Document.   The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(c)   Funding of the Plan.   The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.
(d)   Rights of Participants.   Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.
(e)   No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(f)   Compliance with Law.
(i)   The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Common Stock under Awards shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and that, to the extent applicable, Awards comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.
(ii)   The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If an Award is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.
(iii)   Any Award that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.
(iv)   Notwithstanding anything in the Plan or any Award agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company or any subsidiary or affiliate of the Company have any responsibility or liability if an Award does not meet any applicable requirements of section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the

Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.
(g)   Establishment of Subplans.   The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.
(h)   Clawback Rights.   Subject to the requirements of applicable law, the Committee may provide in any Award Agreement that, if a Participant breaches any restrictive covenant agreement between the Participant and the Employer (which may be set forth in any Award Agreement) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within the applicable period of time thereafter, all Awards held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Award and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (i) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Award (including pursuant to dividends and Dividend Equivalents) or, (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting Cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, all Awards under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.
(i)   Governing Law.   The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

FIRST AMENDMENT TO
PETROS PHARMACEUTICALS, INC.
2020 OMNIBUS INCENTIVE COMPENSATION PLAN
This FIRST AMENDMENT TO PETROS PHARMACEUTICALS, INC. 2020 OMNIBUS INCENTIVE COMPENSATION PLAN (this “Amendment”), effective as of November 17, 2021, is made and entered into by Petros Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Petros Pharmaceuticals, Inc. Omnibus Incentive Compensation Plan (the “Plan”).
RECITALS
WHEREAS, Section 17(a) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time, provided that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or any other applicable law, or to comply with the applicable stock exchange requirements; and
WHEREAS, the Board desires to amend the Plan to remove certain mandatory vesting provisions that are not required by the Code, any applicable law, or the applicable stock exchange requirements.
NOW, THEREFORE, in accordance with Section 17(a) of the Plan, the Company hereby amends the Plan as follows:
1.   Section 3 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 3:
Section 3.   Awards.
Awards under the Plan may consist of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9 and Other Stock-Based Awards as described in Section 10. All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to an individual in an Award Agreement. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award. Awards under a particular Section of the Plan need not be uniform as among the Participants. Notwithstanding anything to the contrary herein, any dividends or Dividend Equivalents granted in connection with Awards under the Plan shall vest and be paid only if and to the extent the underlying Awards vest and are paid.
2.   Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.
********

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.
PETROS PHARMACEUTICALS, INC.
By:
/s/ Fady Boctor

Name: Fady Boctor
Title:
President and Chief Commercial Officer

PETROS PHARMACEUTICALS, INC.Annual Meeting of ShareholdersDecember 22, 2021 10:00 AMThis proxy is solicited by the Board of DirectorsThe shareholder hereby appoints Fady Boctor as Proxy, with the power to appoint his substitute, and hereby authorizes them to represent and to vote,as designated below, all of the shares of common stock of PETROS PHARMACEUTICALS, INC. (the “Company”) that the shareholder is entitled to vote atthe Annual Meeting of Shareholders to be held at 10:00 AM EST on 12/22/2021 and any adjournment or postponement thereof. This year’s AnnualMeeting will be held in a virtual-only meeting format at https://register.proxypush.com/ptpi.Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxy will have authority to vote“FOR” Proposals 1-4 and “FOR” for the option of “every year” for Proposal 5.THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCKAND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.1. Election of five directors to serve on our Board of Directors until the 2022 annual meeting of stockholders and until their respective successors are dulyelected and qualified, or until their earlier death, resignation or removal.FOR AGAINST ABSTAIN01. John D. Shulman □ □ □02. Joshua N. Silverman □ □ □03. Bruce T. Bernstein □ □ □04. Gregory Bradley □ □ □05. Wayne R. Walker □ □ □2. To approve an amendment to the Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan, as amended, to increase the aggregatenumber of shares of common stock authorized for issuance under such plan by 1,521,654 shares, to a total of 2,600,000 shares.□ FOR □ AGAINST □ ABSTAIN3. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.□ FOR □ AGAINST □ ABSTAIN4. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.□ FOR □ AGAINST □ ABSTAIN5. To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation to be paid to our named executive officers.□ EVERY YEAR □ EVERY TWO YEARS □ EVERY THREE YEARS □ ABSTAINPlease date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as anattorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a dulyauthorized officer. Signature ____________________________________________Signature (Co-owner) __________________________________Dated: ____________________, 2021 Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend.If you vote by Internet, you do NOT need to mail back your proxy card unless you intend to revoke and change your prior voteYOUR VOTE IS IMPORTANTVoting Instructions are on Reverse.

Voting InstructionsYou may vote your proxy in the following ways: Via Internet: Login to www.pstvote.com/petros2021 Enter your control number (12 digit number located below) Via Mail:Philadelphia Stock Transfer, Inc.2320 Haverford Rd., Suite 230Ardmore, PA 19003CONTROL NUMBERYou may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern Time, on December 21, 2021.Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.